                                                                 EXHIBIT 10.67



                                  $20,166,666


                               CREDIT AGREEMENT,


                          dated as of August 11, 1995




                                    between



               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP
                         A Delaware limited partnership
                                 as the Lender,


                                      and



                     CRESCENT DEVELOPMENT MANAGEMENT CORP.,
                             a Delaware corporation
                                as the Borrower

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT (the "Agreement"), dated as of August 11, 1995, between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender") and CRESCENT DEVELOPMENT MANAGEMENT CORP., a Delaware corporation (the "Borrower").

                                   ARTICLE I

         WHEREAS, the Borrower has applied for and Lender is willing, on the terms and subject to the conditions hereinafter set forth, to extend to the Borrower a line of credit loan (the "Loan"), in a maximum aggregate principal amount at any one time outstanding not to exceed $20,166,666, from time to time prior to the Commitment Termination Date;

         WHEREAS, the proceeds of the Loan will be used from time to time for working capital purposes of the Borrower in order to provide funds for making equity investments, as provided for in this Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE II
                   COMMITMENTS, ADVANCE PROCEDURES AND NOTES

         SECTION 2.1 Commitment. On the terms and subject to the conditions of this Agreement (including Article V), Lender agrees to make advances under the Loan to the Borrower up to an aggregate amount of Twenty Million One Hundred Sixty-Six Thound Six Hundred Sixty-Six and No/100 Dollars ($20,166,666) (the "Commitment Amount") pursuant to Section 2.2. Lender shall not be required to make any advance under this Loan if, after giving effect thereto, (a) subject to the revolving feature described in Section 2.3 hereof with respect to Phased Projects, the aggregate principal amount of all Advances made would exceed the Commitment Amount or (b) with respect to a Phased Project, the aggregate Project Equity Advance then outstanding with respect to such Project would exceed the Project Advance Limit for such Project or (c) with respect to any Project, the aggregate Project Equity Advance made with respect to such Project (whether or not all or any portion of such Project Equity Advance remains outstanding) would exceed the Total Equity for such Project. Notwithstanding anything in this Agreement to the contrary, (i) Lender shall not be obligated to advance additional funds with respect to a Project if a default (after notice and expiration of cure periods) shall occur by a Subpartnership under the Project Loan Documents, (ii) Lender shall not be obligated to advance additional funds in excess of the aggregate Commitments pursuant to Approved Project Plans if there is an Incapacity of Frampton (as defined in the Partnership Agreement), (iii) Lender shall not be obligated to advance additional funds if there is an Event of Default (as defined in the Partnership Agreement) that occurs under the Partnership Agreement and that remains uncured and (iv) Lender shall not be obligated to advance more than 20% of the Commitment with respect to a Project until the earlier of that point in time when (A) the Subpartnership with respect to such Project has entered into a binding contract for the purchase of real property in connection with the Project or (B) a Project Loan Commitment has been received from a Project Lender with respect to the Project.

         SECTION 2.2 Advance Procedure. Borrower may from time to time request that an Advance be made. Each Advance following the Initial Advance shall be in an amount which is equal to the lesser of (a) the unused amount of the Commitment, or (b) the allowable Project Equity Advance for the applicable Project. The request shall be made by delivering a Application for Advance to the Lender not less than three (3) Business Days prior to the date upon which such Advance is to be made and, if all such conditions precedent to such Advance have been satisfied, Lender shall make such Advance directly to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Application for Advance.

         SECTION 2.3 Revolving Feature of Project Advance Limit. Mandatory payments made pursuant to Section 3.1.2 hereof with respect to Phased Projects which are properly designated as Special Mandatory Prepayments shall create availability under such Project Advance Limit in an amount equal to the principal portion of such Special Mandatory Payment; provided however, nothing contained in this sentence shall be construed to increase a Project Advance Limit above its original amount.

         SECTION 2.4 Note. The Loan shall be evidenced by a single promissory note (the "Note") payable to the order of Lender in the maximum principal amount of Twenty Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and No/100 Dollars ($20,166,666).

                                  ARTICLE III
                             PAYMENTS AND INTEREST

         SECTION 3.1 Payments. Payments of the Loan shall be made as set forth in this Section 3.1 and shall be without premium or penalty.

         SECTION 3.1.1 Final Maturity. On the Stated Maturity Date, the Borrower shall repay in full all accrued but unpaid interest and the entire unpaid principal amount of the Loan.

         SECTION 3.1.2 Mandatory Payments. The Borrower shall, within one (1) Business Day following (a) receipt by Borrower of any Distribution other than a Tax Distribution, make a mandatory payment of the Loan in an amount equal to such Distribution less an amount approved by Lender in its reasonable discretion for unpaid expenses and payables incurred by Borrower in the ordinary course of business and a reasonable reserve for future expenses and
(b) receipt by Borrower of any payments on an Emergency Loan or a Default Loan, make a mandatory payment of the Loan in an amount equal to the payments received (less amounts retained for expenses and payables). All mandatory payments made under this Section shall be applied first to accrued but unpaid interest and thereafter to the outstanding principal balance of the Loan. Each mandatory payment made hereunder which is attributable to a Distribution shall be accompanied by a certificate from the Borrower to the Lender which designates whether the mandatory payment is a Special Mandatory Payment. If Borrower fails to provide such a certificate, Lender shall designate whether the mandatory payment is a Special Mandatory Payment and such determination shall be conclusive. Borrower acknowledges to Lender that (i) each Subpartnership is generally obligated to distribute all net cash flow (other than tax distributions) to its members (including the Partnership) and (ii) the Partnership is generally obligated to distribute all net cash flow (other than tax distributions and amounts established as reserves) to its partners (including the Borrower). Notwithstanding anything in this Agreement to the contrary, Lender shall not be obligated to make any additional Advance to Borrower pursuant to this Agreement if, based on a determination by Lender in its reasonable discretion, the Partnership or any Subpartnership has failed to satisfy its obligation to make the distributions described in the preceding sentence and such failure is continuing.

         SECTION 3.1.3 Acceleration of Stated Maturity Date. Immediately upon any acceleration of the Stated Maturity Date of the Loan pursuant to Section
8.2 or Section 8.3, the Borrower shall repay the Loan to the full extent of such acceleration.

         SECTION 3.2 Interest Provisions. Interest on the outstanding principal amount of the Loan shall accrue and be payable in accordance with this Section 3.2.

         SECTION 3.2.1 Rate. Prior to an Event of Default, the outstanding principal balance of the Loan shall accrue interest at the rate (the "Interest Rate") of 11.5%, compounded annually; provided, however, that in no event will the Interest Rate exceed a rate that would cause the yield to maturity on the Loan to equal or exceed that rate described in Section 163(i)(1)(B) of the Code.

         SECTION 3.2.2 Post-Maturity Rates. Upon and after an Event of Default, the Loan shall accrue interest on the outstanding principal balance of the Loan and, to the extent permitted by applicable law, on the unpaid interest, at a rate per annum equal to the Interest Rate plus an additional 5.0% per annum (the "Default Rate"); provided in no event shall the Default Rate exceed the maximum rate of interest permitted by applicable law.

         SECTION 3.2.3 Accrual. At the end of each calendar year during the term hereof, all interest which has accrued but has not been paid during such calendar year shall be added to the outstanding principal balance of the Loan and shall, thereafter, bear interest, prior to an Event of Default, at the Interest Rate.

                                   ARTICLE IV
                            CERTAIN OTHER PROVISIONS

         SECTION 4.1 Payments, Computations, etc. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Note or any other Loan Document shall be made, without setoff, deduction or counterclaim, not later than 12:00 noon, Fort Worth, Texas time, on the date due, in same day or immediately available funds, to such account as the Lender shall specify from time to time by written notice delivered to the Borrower. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

                                       -3

         SECTION 4.2 Setoff. Lender shall, upon the occurrence of any Default have the right to appropriate and apply to the payment of the Note (whether or not then due) all amounts then held by such Lender of the Borrower. The rights of Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which Lender may have. The Borrower hereby waives all rights of setoff, appropriation and application it may have pursuant to applicable law or otherwise.

         SECTION 4.3 Use of Proceeds. The proceeds of the Loan shall be used as follows:

             (a) the Initial Advance shall be used by Borrower to defray expenses incurred in connection with this transaction; and

             (b) each other Advance (other than the Initial Advance) shall be used by Borrower solely to make capital contributions to the Partnership, in an amount which does not exceed the Project Equity Advance for a Project.

                                   ARTICLE V
                            CONDITIONS TO BORROWING

         SECTION 5.1 Initial Advance. The obligations of the Lender to fund the Initial Advance shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.

         SECTION 5.1.1 Application for Advance. The Lender shall have received an Application for Advance.

         SECTION 5.1.2 Resolutions, etc. The Lender shall have received from Borrower a certificate of resolutions and incumbency as to resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Note and each other Loan Document to be executed by it. SECTION 5.1.3 Delivery of Note. The Lender shall have received the Note duly executed and delivered by the Borrower.

         SECTION 5.1.4 Borrower Security Agreement. The Lender shall have received executed counterparts of the Borrower's Security Agreement together with such UCC-1 financing statements and UCC search reports as Lender may require.

         SECTION 5.1.5 Financial Information, etc. The Lender shall have received, in form and scope reasonably satisfactory to Lender, the financial statements referred to in Section 6.5.

         SECTION 5.1.6 Closing Fees, Expenses, etc. The Lender shall have received all fees, costs and expenses due and payable pursuant to this Agreement.

         SECTION 5.2 All Advances. The obligation of Lender to fund future Advances shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

         SECTION 5.2.1 Application for Advance. The delivery of an Application for Advance.

         SECTION 5.2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to any Advances the following statements shall be true and correct to the satisfaction of the Lender:

             (a) the representations and warranties set forth in this Agreement shall be true and correct with the same effect as if then made;

             (b) no Default shall have then occurred and be continuing.

         SECTION 5.2.3 Organic Documents. The Lender shall have received a copy of the Organic Documents for the Subpartnership which will be capitalized with the proceeds of the requested Advance.

         SECTION 5.2.4 Resolutions, Etc.. The Lender shall have received from Partnership (in its individual capacity and in its capacity as manager of the applicable Subpartnership) a certificate of resolutions and incumbency authorizing the organization of the Subpartnership, and the execution, delivery and performance by the Subpartnership of the Project Loan Documents.

         SECTION 5.2.5 Approved Budget. The Lender shall have received a final Approved Budget with respect to the Project to be constructed by the Subpartnership in which Partnership proposes to make a capital contribution with the proceeds of the requested Advance (the "Contemplated Project").

         SECTION 5.2.6 Project Loan Commitment. The Lender shall have received a fully executed copy of the Project Loan Commitment for the Contemplated Project if there is a Project Loan Commitment for the Contemplated Project at the time of the delivery of the Application for Advance. In the event there is not a Project Loan Commitment for the Contemplated Project at the time of the delivery of the Application for Advance but such Project Loan Commitment is later received, Borrower shall promptly provide a copy of such commitment to Lender upon receipt.

         SECTION 5.2.7 Evidence of Insurance. The Lender shall have received adequate evidence that all insurance required by this Agreement is in effect with respect to the Contemplated Project.

         SECTION 5.2.8 Evidence of Approval. The Lender shall have received evidence, satisfactory to it, that the Project Lender has approved all conditions precedent to its obligation to advance proceeds of the Project Loan with respect to the Contemplated Project.

         SECTION 5.2.9 Estoppel Letter from Project Lender. If there is a Project Loan Commitment from a Project Lender at the time of the delivery of the Application for Advance, the Lender shall have received a duly executed letter from the Project Lender providing Lender with written notice of any event of default under the Project Loan Documents with respect to the Contemplated Project, and a reasonable opportunity in which Lender may cure such default prior to the exercise by the Project Lender of any remedies available to it under the Project Loan Documents.

         SECTION 5.2.10 Fees and Expenses. The Lender shall have received all fees, costs and expenses due and payable pursuant to this Agreement.

         SECTION 5.2.11 Satisfactory Legal Form. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Lender and its counsel; the Lender shall have received all other information, approvals, opinions, documents or instruments as the Lender or its counsel may reasonably request.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         To induce the Lender to enter into this Agreement and to make the Loan hereunder and to make each Advance pursuant to the Loan, the Borrower represents and warrants unto the Lender as of the day and year first written above and on the date of each Advance as set forth in this Article VI.

         SECTION 6.1 Organization, etc. The Borrower is a duly formed corporation under the laws of Delaware, is duly qualified to do business and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its obligations under this Agreement, the Note and each other Loan Document to which it is a party, and to own and hold its property and to conduct its business substantially as currently conducted by it.

         SECTION 6.2 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Agreement, the Note and each other Loan Document executed or to be executed by it, are within the Borrower's corporate powers, have been duly authorized by all necessary action (including but not limited to any consent of stockholders required by law or its Organic Documents) and do not (a) contravene the Borrower's Organic Documents; or (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower except for such contraventions which will not, singly or in the aggregate, have a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement or any Loan Document.

         SECTION 6.3 Government Approval, Regulation, etc. No authorization, consent or approval or other action by, and no notice to, filing with or license from, any governmental authority or regulatory body or other Person is required for the due execution or delivery by the Borrower of this Agreement, the Note or any other Loan

Document to which it is a party, or for the consummation and performance of the transactions contemplated hereby or thereby.

         SECTION 6.4 Validity, etc. Each of this Agreement and, upon the due execution and delivery thereof, the Note and each other Loan Document executed by the Borrower or Partnership, constitutes the legal, valid and binding obligation of such parties enforceable in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency and other similar laws affecting creditors rights generally.

         SECTION 6.5 Financial Information. All financial information which has been or shall hereafter be furnished by or on behalf of the Borrower or by any other Person at the Borrower's direction to the Lender for the purposes of or in connection with this Agreement present fairly the financial condition as at the dates thereof (subject to normal year end adjustments in the case of unaudited financial statements).

         SECTION 6.6 No Material Adverse Change. There has been no material adverse change in the business, financial condition, operations, assets, revenues, or properties, of the Borrower taken as a whole from the financial information previously provided to Lender.

         SECTION 6.7 No Default Under Indebtedness. No event of default has occurred and is continuing, and no event has occurred which with the giving of notice, passage of time or both would become a material event of default under any of the Indebtedness permitted to be incurred pursuant to Section 7.2.2 hereof.

         SECTION 6.8 Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding or labor controversy affecting the Borrower, Partnership or any of its Subpartnerships which, if adversely determined could reasonably be expected to have a material adverse effect on Borrower, Partnership, any Subpartnerships, any Projects or Lender.

         SECTION 6.9 Taxes. The Borrower has filed all material tax returns and reports required by law to have been filed and has paid all taxes and governmental charges thereby shown to be due and payable.

         SECTION 6.10 ERISA. Neither Borrower, nor, to the best knowledge of Borrower, any other person has taken any action or failed to take any action which would subject Borrower, Partnership or any Subpartnership to any potential liability under ERISA.

         SECTION 6.11 Accuracy of Information. All factual information, as amended, supplemented or modified, furnished by or on behalf of the Borrower in writing to (or as directed by) the Lender for purposes of or in connection with this Agreement, any other Loan Document or any transaction contemplated hereby is true and accurate in all material respects as of the date of execution and delivery of this Agreement and all other such factual information thereafter furnished by or on behalf of the Borrower to (or as directed by) the Lender pursuant to the terms of this Agreement or any other Loan Document is true and accurate in every material respect on the date as of which such information as dated or certified, and does not omit any material fact necessary to make such Information not misleading.

                                  ARTICLE VII
                                   COVENANTS

         SECTION 7.1 Affirmative Covenants. Borrower will perform the obligations set forth in this Section 7.1.

         SECTION 7.1.1 Financial Information, Reports, Notices, etc. Borrower will furnish, or will cause to be furnished, to Lender copies of the following financial statements, reports, notices and information:

             (a) As soon as available and in any event within 45 days after the end of each Fiscal Quarter of each Fiscal Year of Borrower (including the final Fiscal Quarter of each Fiscal Year), Borrower will deliver, or cause to be delivered, balance sheets of Borrower as of the end of such Fiscal Quarter and statements of income, cash flow and Borrower's equity for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter of the previous Fiscal Year, certified by the chief financial Officer of Borrower in a manner acceptable to the Lender.

             (b) if requested by Lender for any Fiscal Year, Borrower will have prepared at Borrower's expense and Borrower will deliver, or cause to be delivered, to Lender a copy of an annual audit report for Borrower including therein balance sheets of Borrower as of the end of such Fiscal Year and statements of cash flow, income and Borrower's equity for such Fiscal Year, in each case certified (without qualification) by independent public accountants reasonably acceptable to the Lender.

             (c) a copy of all financial accounting and reports which are to be provided to the partners of the Partnership pursuant to Article 11 of the Partnership Agreement.

             (d) As soon as possible and in any event within three Business Days after becoming aware of

                 (i) the occurrence of any material adverse development with respect to any Project, Subpartnership, Project Loan or Partnership's investment in any Subpartnership, or

                 (ii) copies of any material notices or communications from a
             Project Lender or a Governmental Authority with respect to Borrower, Partnership, a Project or the Project Loan Documents; or

                 (iii) copies of any material notices or communications from
             Partnership, a Subpartnership to a Project Lender or Governmental Authority with respect to a Project or the Project Loan Documents.

         Borrower will deliver, or will cause to be delivered, notice thereof and copies of all documentation relating thereto.

             (e) Borrower will deliver, or will cause to be delivered, such other information respecting the condition or operations, financial or otherwise, of the Borrower, Partnership, or any Subpartnerships as the Lender may from time to time reasonably request.

         SECTION 7.1.2 Compliance with Laws, etc. Borrower will, and, consistent with Borrower's rights and obligations under the Partnership Agreement, will cause Partnership and each Subpartnership to, comply in all material respects with all applicable Governmental Requirements such compliance to include, but not be limited to:

             (a) the maintenance and preservation of its existence and qualification in all foreign jurisdictions where it is required to do so except where the failure to do so would not be material; and

             (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent they are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 7.1.3 Maintenance of Properties. Borrower will, and, consistent with Borrower's rights and obligations under the Partnership Agreement, will cause Partnership and each Subpartnership to, maintain, preserve, protect and keep its properties (specifically including but not limited to, the Projects) in good repair, working order and condition, normal wear and tear excepted, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

         SECTION 7.1.4 Books and Records. Borrower will, and, consistent with Borrower's rights and obligations under the Partnership Agreement, will cause Partnership and each of its Subpartnerships to, keep books and records which accurately reflect all of its business affairs and transactions in all material respects. Borrower will, and will cause Partnership and each Subpartnership to, permit the Lender at reasonable times and intervals during normal business hours to examine and photocopy extracts from any of its books or other corporate records. The Borrower shall pay any fees of its independent public accountant incurred in connection with the Lender's exercise of its rights pursuant to this Section.

         SECTION 7.1.5 Environmental Covenant. Borrower will, and, consistent with Borrower's rights and obligations under the Partnership Agreement, will cause Partnership and each of its Subpartnerships to,

             (a) use and operate all of its assets in compliance in all material respects with all Environmental Laws, keep all necessary and material permits, approvals, certificates, licenses and other authorizations required under Environmental Laws in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance in all material respects with all Environmental Laws; and

             (b) immediately notify the Lender and provide copies upon receipt of all potentially material written claims, complaints or notices (excluding routine fee or schedule notices) relating to non-compliance with, or liabilities or obligations arising under or relating in any way to, Environmental Laws with respect to its assets.

         SECTION 7.1.6 ERISA Compliance. Borrower will, and will cause each of its ERISA affiliates to, maintain all employee benefit plans in compliance in all material respects with all applicable law, including any reporting requirements, and make all contributions due under the terms of each employee benefit plan or as required by law.

         SECTION 7.1.7 Additional Funding Instruments. Borrower acknowledges to Lender that the Subscribers have contributed (or have executed subscription agreements requiring the immediate contribution of), in the aggregate, Three Million and No/100 Dollars ($3,000,000) in cash to the capital of Borrower. Borrower will, through its Board of Directors, make an Assessment Determination at that point in time when the aggregate of the accrued but unpaid interest and the unpaid principal balance of the Loan first equals Twelve Million and No/100 Dollars ($12,000,000) or would exceed such amount if a requested Advance was made. In such event, the Board of Directors of Borrower shall make written demand upon each Subscriber to contribute to Borrower cash in an amount equal to the product realized by multiplying (i) One Million and No/100 Dollars ($1,000,000) by (ii) a fraction, the numerator of which is the number of shares of common stock of Borrower owned by Subscriber as of the date of the Assessment Determination and the denominator of which is the number of outstanding shares of common stock of Borrower as of the date of the Assessment Determination ("Initial Equity Shortfall Share"). Notwithstanding anything to the contrary contained in this Agreement, no additional Advance will be made to Borrower pursuant to this Agreement which would increase the aggregate unpaid principal and interest on the Loan above Twelve Million and No/100 Dollars ($12,000,000) unless and until each Subscriber has contributed cash to Borrower in an amount equal to such Subscriber's Initial Equity Shortfall Share. Borrower will, through its Board of Directors, make an Assessment Determination at that point in time when the aggregate of the accrued but unpaid interest and the unpaid principal balance of the Loan first equals Sixteen Million and No/100 Dollars ($16,000,000) or would exceed such amount if a requested Advance was made. In such event, the Board of Directors of Borrower shall make written demand upon each Subscriber to contribute to Borrower cash in an amount equal to the product realized by multiplying (i) One Million and No/100 Dollars ($1,000,000) by (ii) a fraction, the numerator of which is the number of shares of common stock of Borrower owned by Subscriber as of the date of the Assessment Determination and the denominator of which is the number of outstanding shares of common stock of Borrower as of the date of the Assessment Determination ("Secondary Equity Shortfall Share"). Notwithstanding anything to the contrary contained in this Agreement, no additional Advance will be made to Borrower pursuant to this Agreement which would increase the aggregate unpaid principal and interest on the Loan above Sixteen Million and No/100 Dollars ($16,000,000) unless and until each Subscriber has contributed cash to Borrower in an amount equal to such Subscriber's Secondary Equity Shortfall Share.

         SECTION 7.2 Negative Covenants. Borrower will comply with the obligations set forth in this Section 7.2.

         SECTION 7.2.1 Business Activities. Borrower will not, and, consistent with Borrower's rights and obligations under the Partnership Agreement, will not permit Partnership or any of its Subpartnerships to, engage in any business activity other than those activities set forth in the Organic Documents for each such entity.

         SECTION 7.2.2 Indebtedness. The Borrower will not, and, consistent with Borrower's rights and obligations under the Partnership Agreement, will not permit Partnership or any of its Subpartnerships to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any indebtedness, other than, without duplication, the following:

             (a) indebtedness in respect of the Loan and other obligations;

             (b) unsecured Indebtedness incurred in the ordinary course of its business in the nature of open accounts extended by suppliers and other vendors on normal trade terms in connection with purchases of goods and services, accrued liabilities, deferred income and deferred taxes;

             (c) Emergency Loans and Default Loans, as described in the Partnership Agreement and the Subpartnership Organic Documents;

             (d) the Project Loans incurred by Subpartnerships on terms which are consistent with the requirements of this Agreement; and

             (e) other unsecured Indebtedness of the Borrower, Partnership and the Subpartnerships in an aggregate amount not to exceed $50,000 for the Borrower, $50,000 for the Partnership and $10,000 for any Subpartnership.

         SECTION 7.2.3 Asset Dispositions, etc. The Borrower will not, and, consistent with Borrower's rights and obligations under the Partnership Agreement, will not permit the Partnership or any of its Subpartnerships to, sell, transfer, lease, contribute, convey or otherwise dispose of all or any part of its assets to any Person, unless

             (a) no Default has occurred and is continuing or would occur after giving effect thereto; or

             (b) such sale, transfer, lease or other disposition is approved by Lender or is approved in the then current Approved Annual Business Plan under the Partnership Agreement.

         SECTION 7.2.4 Restriction on Distributions. Borrower will not make dividend distributions to its shareholders at any time when there exists an outstanding balance on the Loan.

                                  ARTICLE VIII
                               EVENTS OF DEFAULT

         SECTION 8.1 Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default." Upon the occurrence of an Event of Default (or any event or state of facts which, with the giving of notice or the passage of time or both, would constitute an Event of Default), the Borrower shall give notice thereof to the Lender.

         SECTION 8.1.1 Non-Payment of Obligations. The Borrower shall default in the payment when due of any principal of the Loan or of any interest in respect of the Loan.

         SECTION 8.1.2 Breach of Warranty. Any representation or warranty made or deemed to be made hereunder or in any other Loan Document or any other writing or certificate furnished by or on behalf of the Borrower to the Lender for the purposes of or in connection with this Agreement or any such other Loan Document is or shall be incorrect when made in any material respect.

         SECTION 8.1.3 Non-Performance of Other Covenants and Obligations. There shall be a default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by Borrower, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Lender.

         SECTION 8.1.4 Bankruptcy, Insolvency, etc. The Borrower, Partnership or any of its Subpartnerships shall

             (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

             (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, Partnership or any Subpartnership or any property of any thereof, or make a general assignment for the benefit of creditors;

             (c) absent such application, consent or acquiescence permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, Partnership or any Subpartnership or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, Partnership and each Subpartnership hereby expressly authorize the Lender and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;



             (d) permit or suffer to exist the commencement of any (x) bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or (y) any dissolution, winding up or liquidation proceeding, in respect of the Borrower, Partnership or any Subpartnership, and, if any such case or proceeding is not commenced by the Borrower, Partnership or any Subpartnership, such case or proceeding shall be consented to or acquiesced in by the Borrower, Partnership or such Subpartnership or shall result in the entry of an order for relief or, in the event of any case or proceeding described in clause (x), shall remain for 120 days undismissed, provided that the Borrower, Partnership, each Subpartnership hereby expressly authorizes the Lender and each Lender to appear in any court conducting any such case or proceeding during such 120-day period to preserve, protect and defend their rights under the Loan Documents; or

             (e) take any partnership or corporate action authorizing, or with intent to further any of the foregoing.

         SECTION 8.2 Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.4 shall occur with respect to the Borrower, Partnership or any of its Subpartnerships, the Commitment (if not theretofore terminated) to make Advances shall automatically terminate and the outstanding principal amount of the Loan shall automatically be and become immediately due and payable, without notice or demand.

         SECTION 8.3 Action if Other Event of Default. If any Event of Default (other than any Event of Default described in Section 8.2) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Lender, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loan and other obligations to be due and payable and the Commitment (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of the Loan shall be and become immediately due and payable, without further notice, demand or presentment and the Commitment shall terminate.

         SECTION 8.4 Rescission of Event of Default. If an Event of Default occurs hereunder and such Event of Default would not have occurred but for the default by a Subpartnership (for purposes of this Section, the "Defaulting Subpartnership") under Section 8.1.4 hereof, (such Events of Default being described in this Section as "Specified Events of Default") then Lender shall be required to rescind and annul the Event of Default if and only if, within twenty (20) Business Days following such Specified Event of Default:

             (a) all Defaults and Events of Default, other than the Specified Events of Default, are remedied or waived to Lender's sole satisfaction; and

             (b) the partners of Partnership have approved of a revised business plan with respect to the Project owned by the Defaulting Subpartnership, the Borrower shall, on the basis of such revised business plan, submit to Lender a revised Annual Business Plan and Lender shall, in its reasonable discretion, Approve such Annual Business Plan.

         No action taken by Lender pursuant to this provision shall affect any subsequent Default or Event of Default with respect to the Borrower or impair any right or remedy consequent thereon.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

         SECTION 9.1 Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Lender. No failure or delay on the part of the Lender, or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 9.2 Notices. All notices and other communications provided to any party hereto under this

Agreement or any other Loan Document shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto, or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if sent via United States Postal Service Express Mail or certified mail, properly addressed with postage prepaid or if sent via nationally recognized overnight courier service, properly addressed with delivery fees prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given one business day after receipt of electronic confirmation of transmission.

         SECTION 9.3 Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Lender (including the reasonable fees and out-of-pocket expenses of counsel to the Lender and of local counsel, if any, who may be retained by counsel to the Lender) in connection with this transaction

         SECTION 9.4 Indemnification.

             (a) In consideration of the execution and delivery of this Agreement by Lender and the extension of the Commitments, the Borrower hereby indemnities, exonerates and holds the Lender and each of its respective trustees, partners, stockholders, officers, directors, employees, agents, attorneys, consultants and experts (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, judgments, claims, demands, losses, costs, liabilities (including, without limitation, strict liability), penalties, fines and damages, (including, without limitation, punitive damages), and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys, consultants and experts fees and disbursements (collectively, the "Indemnified Liabilities"), imposed upon or incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                 (i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the Loan;

                 (ii) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties;

                 (iii) the actual or alleged release or presence of any
             Hazardous Substance at, to or from any asset or former asset of Borrower, Partnership or a Subpartnership;

                 (iv) the actual or alleged violation of any Environmental Law by any person at or in connection with any current asset or former asset of Borrower, Partnership or any of its Subpartnerships.

         except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law, except as aforesaid to the extent not payable by reason of the Indemnified Party's gross negligence or wilful misconduct or breach of such obligations.

             (b) LENDER SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HEREUNDER OR ANY OTHER PERSON FOR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THE AGREEMENT OR ANY OTHER LOAN DOCUMENT.

         SECTION 9.5 Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 9.6 Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION 9.7 Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement, together with each other Loan Document, shall become effective when counterparts hereof executed on behalf of the Borrower and Lender (or notice thereof satisfactory to the Lender) shall have been received by the Lender and notice thereof shall have been given by the Lender to the Borrower.

         SECTION 9.8 Governing Law: Entire Agreement. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD FOR CONFLICT OF LAWS PRINCIPLES. Except as otherwise provided herein, this Agreement, the Note and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 9.9 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender.

                                   ARTICLE X
                                  DEFINITIONS

         SECTION 10.1 Defined Terms. In addition to the terms defined in previous portions of this Agreement, the following terms when used in this Agreement shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Additional Funding Instruments" means the Additional Funding Instruments executed by John Goff, Gerald Haddock, Harry Frampton and Lender on August 11, 1995.

         "Advance" means all money advances under the Loan made by Lender pursuant to an Application for Advance in accordance with Article II.

         "Agreement" means, on any date, this Credit Agreement.

         "Annual Business Plan" is defined in the Partnership Agreement.

         "Application for Advance" means a loan request and certificate duly executed by the Borrower, in the form which is attached hereto as Exhibit A or such other form which is approved by Lender from time to time.

         "Approved" is defined in the Partnership Agreement.

         "Approved Budget" means the Proposed Budget in the Approved Project Plan, as adjusted and approved by the Partnership, the Borrower (both general and limited partners) and the Project Lender.

         "Approved Project Plan" shall be each of the Approved Project Plans contemplated by Section 3.2 of the Partnership Agreement which shall, among other things, include a Proposed Budget and for Projects to be developed in more than one phase, a Project Advance Limit..

         "Assessment Determination" is defined in the Additional Funding Instruments.

         "Borrower" means Crescent Development Management Corp., a Delaware corporation, and its successors and assigns permitted hereunder.

         "Borrower Security Agreement" means the Security Agreement executed and delivered by Borrower granting Lender a security interest in (a) all Partner Loans and Default Loans now or hereafter owing to Borrower and all security therefor, and (b) Borrower's partnership interest in Partnership.

         "Business Day" means any day which is neither a Saturday or Sunday nor a legal holiday which banks are authorized or required to be closed in New York, New York.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Commitment" is defined in the Partnership Agreement.

         "Commitment Termination Date" means the earlier of (i) the occurrence of an Event of Default, (ii) the Stated Maturity Date, or (iii) subject to the revolving feature described in Section 2.3, the date on which Lender has made Advances equal to the Commitment Amount.

         "Construction Contract" means all construction contracts executed by the Subpartnership for the construction of a Project.

         "Contractor" means the general contractor retained by the Subpartnership with respect to the construction of a Project.

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Default Loan" means each Default Loan made by Borrower pursuant to
Section 3.5 of the Partnership Agreement.

         "Distribution" means each Distribution (other than deemed distributions) made to Borrower pursuant to Section 4.1 or Article X of the Partnership Agreement.

         "Emergency Loan" means each Emergency Loan made by Borrower pursuant to Section 3.4 of the Partnership Agreement.

         "Environmental Laws" means all applicable foreign, federal, state or local statutes, laws, ordinances, codes, rules, regulations (including, without limitation, consent decrees and orders and administrative orders) judgments and permits or other authorizations relating to health, safety or the environment, including, without limitation, CERCLA and RCRA.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time.

         "Event of Default" is defined in Section 8.1.

         "Governmental Authority" means the United States, the state, county and city or other political subdivision in which a Project is located and any other political subdivision, agency or instrumentality exercising jurisdiction over the Borrower, Partnership, Subpartnership or a Project.

         "Governmental Requirement" means all laws, ordinances, rules and regulations of any Governmental Authority applicable to Borrower, Partnership, Subpartnership, or a Project.

         "Hazardous Material" means any pollutant, hazardous substance, radioactive substance, toxic substance, hazardous waste, medical waste, radioactive waste, special waste, petroleum or petroleum-derived substance or waste, asbestos, polychlorinated biphenyls, or any hazardous or toxic constituent thereof and includes, but is not limited to, any substance defined in or regulated under Environmental Laws.

         "Initial Advance" means the first Advance made hereunder, in an amount not to exceed $1,000.00.

         "Loan" is defined in the preamble.

         "Loan Document" means this Agreement, the Note, the Partnership Security Agreement and all other documents evidencing, securing or governing the Loan.

         "Note" means the Line of Credit Note of the Borrower delivered to a Lender pursuant to this Agreement.

         "Organic Document" means, relative to Borrower, any of its Subsidiaries and any other Obligor, its articles or certificate of incorporation, as the case may be, its articles of organization, its by-laws and all partnership agreements, operating agreements, shareholder agreements, voting trusts and similar arrangements applicable to any partnership or limited liability company interests issued by such person or authorized shares of capital stock issued by such person.

         "Partnership" means East West Resort Development, L.P., a Delaware limited partnership.

         "Partnership Agreement" means that certain Limited Partnership Agreement of East West Resort Development, L.P. dated August 11, 1995.

         "Partnership Security Agreement" means the Security Agreements executed and delivered by the Partnership from time to time pursuant to this Agreement granting Lender a security interest in Partnership's interest in the Subpartnerships.

         "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Phased Project" means an Approved Project that is to be developed in more than one phase.

         "Project" means the land owned or acquired by a Subpartnership together with the improvements to be constructed thereon, as contemplated by the Plans.

         "Project Advance Limit" means, with respect to each Phased Project the amount designated as the Commitment for the Project in the Approved Project Plan and the Approved Budget.

         "Project Equity Advance" means the amount advanced hereunder by Lender to Borrower (in one or more Advances) to enable it to make an equity contribution to the Partnership.

         "Project Lender" means the lender who issues the Project Loan
Commitment.

         "Project Loan" means the loan contemplated by the Project Loan Commitment, the proceeds of which will be used in connection with the acquisition, construction and development of the Project described in such Project Loan Commitment.

         "Project Loan Commitment" means the commitment issued by the Project Lender to Subpartnership to make the Project Loan to be secured by a first lien on the Subpartnership's Project containing only such conditions to funding as are reasonable and customary.

         "Project Loan Documents" means the instruments and documents evidencing, securing, pertaining to or governing a Project Loan.

         "Project Mortgage" means a mortgage or deed of trust and security agreement securing the payment of the Project Loan and evidencing a first lien on the Project.

         "Proposed Budget" means a budget or cost itemization included in each Approved Project Plan specifying the cost by item of (a) the real estate which will comprise a part of the Project, (b) all labor, materials and services necessary for the construction of the Project in accordance with the Plans and all Governmental Requirements, and (b) all other expenses anticipated which are incident to the Project Loan and the construction of the Project. The Proposed Budget shall include a calculation of the anticipated Total Equity for such Project.

         "RCRA" means the Resource Conservation and Recovery Act, 42 U.S.C.
Section 6901, et seq., as in effect from time to time.

         "Special Mandatory Payments" means those mandatory payments which have the following characteristics:

             (a) the mandatory payment is attributable to the Borrower's receipt of a Distribution from Partnership; and

             (b) the Distribution from the Partnership to Borrower was attributable to a distribution received by Partnership from a Subpartnership due to the sale or transfer by such Subpartnership of its Project or a portion of its Project.

         "Stated Maturity Date" means August 31, 2004.

         "Subpartnership" means each limited liability company, whether now existing or hereafter formed, in which Partnership has an equity interest.

         "Subscriber" is defined in the Additional Funding Instruments to include John Goff, Gerald Haddock, Harry Frampton and Lender.

         "Tax Distribution" means each Distribution made to Borrower pursuant to Section 4.2 of the Partnership Agreement.

         "Total Equity" means, with respect to each Project, 80% of the difference between the total costs set forth in the Approved Budget as the cost of the Project and the amount of the Project Loan.

         "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of Texas.

         "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.


                           [INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:                    CRESCENT DEVELOPMENT MANAGEMENT
                             CORP., a Delaware corporation


                             By:
                                -----------------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------



LENDER: CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership

                             By:   Crescent Real Estate Equities, Ltd.,
                                   Sole general partner


                             By:
                                -----------------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   EXHIBIT A

                            APPLICATION FOR ADVANCE

         This Application for Advance is submitted by the undersigned to Crescent Real Estate Equities Limited Partnership ("LENDER") pursuant to that Credit Agreement dated as of August 11, 1995 between Lender and the undersigned (the "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

1. The undersigned hereby requests an Advance under the Credit Agreement in the amount of: $
                             --------------------------

2.       The undersigned hereby warrants and represents the following to
         Lender:

         A. The Advance is being requested in connection with the following Project (the "APPLICABLE PROJECT"):

                      -----------------------------------

         B. If the Applicable Project is a Phased Project, the Project Advance Limit for the Applicable Project is: $
                                                            -------------------

         C. If the Applicable Project is not a Phased Project, the Total Equity for the Applicable Project is: $
                                                     ---------------------


         D. Lender has previously made Advances with respect to the Applicable Project in the aggregate amount of: $
                                                              -----------------

         E. Both before and after giving effect to the Advance which is requested hereby, the warranties and representations set forth in
              Article VI of the Credit Agreement are true and correct with the same effect as if made on the date hereof.

                                       CRESCENT DEVELOPMENT MANAGEMENT CORP.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                              Exhibit A- Page 17

                      FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 15, 1997, between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender") and CRESCENT DEVELOPMENT MANAGEMENT CORP., a Delaware corporation (the "Borrower") .

                                    RECITALS

         WHEREAS, the Borrower and the Lender entered into that Credit Agreement dated as of August 11, 1995 (the "Credit Agreement"); defined terms used herein but not herein defined have the meanings ascribed to those terms in the Credit Agreement; and

         WHEREAS, under the Credit Agreement the Borrower has borrowed funds in an aggregate principal amount of $________________ for the purposes permitted under Section 4.3 of the Agreement, including primarily the making of capital contributions to the Partnership; and

         WHEREAS, the Borrower desires contemporaneously herewith to enter into an amendment to the Partnership Agreement pursuant to which the Borrower's obligation to make additional capital contributions to the Partnership will increase; and to partially enable it to enter into and subsequently satisfy that obligation, the Borrower has requested that Lender agree to increase the Commitment Amount by Eight Million Dollars ($8,000,000); and

         WHEREAS, the Lender is willing, on the terms and subject to the conditions set forth in the Credit Agreement as amended by this Amendment, to modify and increase the Commitment Amount and to make the Loan in a maximum aggregate principal amount at any one time outstanding not to exceed $28,166,666, from time to time prior to the Commitment Termination Date; and

         WHEREAS, except as expressly amended by this Amendment or other instruments executed pursuant hereto, the Loan Documents shall remain in full force and effect in accordance with their respective terms;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Amendment of Article II (Commitments, Advance Procedures and Notes). Article II of the Credit Agreement is amended and restated in its entirety as follows:


                                  "ARTICLE II
                   COMMITMENTS, ADVANCE PROCEDURES AND NOTES

         SECTION 2.1 Commitment. On the terms and subject to the conditions of this Agreement (including Article V), Lender agrees, from the date hereof to the Commitment Termination Date, to make advances under the Loan to the Borrower up to an aggregate outstanding principal amount of Twenty Eight Million One Hundred Sixty-Six Thousand Six

Hundred Sixty-Six and No/100 Dollars ($28,166,666) (the "Commitment Amount") pursuant to Section 2.2. Prior to the available Commitment Termination Date, the Borrower may repay and reborrow up to the full amount of the Commitment Amount in accordance with the terms hereof. The Lender shall not make any advances after the Commitment Termination Date. Lender shall not be required to make any advance under this Loan if, after giving effect thereto, (a) the aggregate principal amount of all Advances made would exceed the Commitment Amount or (b) with respect to an Approved Project, the aggregate Project Equity Advance then outstanding with respect to such Project would exceed the Project Advance Limit for such Project or (c) with respect to any Project, the aggregate Project Equity Advance made with respect to such Project (whether or not all or any portion of such Project Equity Advance remains outstanding) would exceed the Total Equity for such Project. Notwithstanding anything in this Agreement to the contrary, (i) Lender shall not be obligated to advance additional funds with respect to a Project if a default (after notice and expiration of cure periods) shall occur by a Subpartnership under the Project Loan Documents, (ii) Lender shall not be obligated to advance additional funds in excess of the aggregate Commitments pursuant to Approved Project Plans if there is an Incapacity of Frampton (as defined in the Partnership Agreement),
(iii) Lender shall not be obligated to advance additional funds if there is an Event of Default (as defined in the Partnership Agreement) that occurs under the Partnership Agreement and that remains uncured and (iv) Lender shall not be obligated to advance more than 20% of the Commitment with respect to a Project until the earlier of that point in time when (A) the Subpartnership with respect to such Project has entered into a binding contract for the purchase of real property in connection with the Project or (B) a Project Loan Commitment has been received from a Project Lender with respect to the Project.

         "SECTION 2.2 Advance Procedure. Prior to the Commitment Termination Date, Borrower may from time to time request that an Advance be made. Each Advance following the Initial Advance shall be in an amount which is equal to the lesser of (a) the amount of the Commitment Amount not outstanding, or (b) the allowable Project Equity Advance for the applicable Project. The request shall be made by delivering a Application for Advance to the Lender not less than three (3) Business Days prior to the date upon which such Advance is to be made and, if all such conditions precedent to such Advance have been satisfied, Lender shall make such Advance directly to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Application for Advance.

         SECTION 2.3 Note. The Loan shall be evidenced by a single promissory note (the "Note") payable to the order of Lender in the maximum principal amount of Twenty-Eight Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and No/100 Dollars ($28,166,666), which modifies, restates, replaces and substitutes for that Note dated August 11, 1995, made by Borrower in favor of Lender."

         2. Amendment of Section 3.1.2 (Mandatory Payments). Section 3.1.2 of the Credit Agreement is amended by deleting therefrom the following sentences:
"Each mandatory payment made hereunder which is attributable to a Distribution shall be accompanied by a certificate from the Borrower to the Lender which designates whether the mandatory payment is a Special Mandatory Payment. If Borrower fails to provide such a certificate, Lender shall designate whether the mandatory payment is a Special Mandatory Payment and such determination shall be conclusive."

         3. Amendment of Section 4.3 (Use of Proceeds). Section 4.3(b) of the Credit Agreement is amended and restated in its entirety as follows:

         "(b) each other advance (other than the Initial Advance) shall be used by Borrower solely to make capital contributions to the Partnership, in an amount which does not exceed the Project Equity Advance for a Project; provided, however, that none of the proceeds from advances requested or made subsequent to April 14, 1997, may be used by Borrower to make capital contributions to the Partnership for Projects Approved prior to that date; and provided further, however, that proceeds from any advance made during any rolling three year period may be used by Borrower only to make capital contributions to the Partnership for Approved Projects for which capital contributions have not been previously made by Borrower during the three year period ending on the date of such advance."

         4. Amendment of Section 7.1.7 (Additional Funding Instruments).
Section 7.1.7 of the Credit Agreement is amended by adding at the end thereof the following:

         "Borrower will, through its Board of Directors, make an Assessment Determination at that point in time when the aggregate of the accrued but unpaid interest and the unpaid principal balance of the Loan first equals Twenty Million and No/100 Dollars ($20,000,000) or would exceed such amount if a requested Advance was made. In such event, the Board of Directors of Borrower shall make written demand upon each Subscriber to contribute to Borrower cash in an amount equal to the product realized by multiplying (i) One Million and No/100 Dollars ($1,000,000) by (ii) a fraction, the numerator of which is the number of shares of common stock of Borrower owned by Subscriber as of the date of the Assessment Determination and the denominator of which is the number of outstanding shares of common stock of Borrower as of the date of the Assessment Determination ("Third Equity Shortfall Share"). Notwithstanding anything to the contrary contained in this Agreement, no additional Advance will be made to Borrower pursuant to this Agreement which would increase the aggregate unpaid principal and interest on the Loan above Twenty Million and No/100 Dollars ($20,000,000) unless and until each Subscriber has contributed cash to Borrower in an amount equal to such Subscriber's Third Equity Shortfall Share. Borrower will, through its Board of Directors, make an Assessment Determination at that point in time when the aggregate of the accrued but unpaid interest and the unpaid principal balance of the Loan first equals Twenty-Four Million and No/100 Dollars ($24,000,000) or would exceed such amount if a requested Advance was made. In such event, the Board of Directors of Borrower shall make written demand upon each Subscriber to contribute to Borrower cash in an amount equal to the product realized by multiplying (i) One Million and No/100 Dollars ($1,000,000) by (ii) a fraction, the numerator of which is the number of shares of common stock of Borrower owned by Subscriber as of the date of the Assessment Determination and the denominator of which is the number of outstanding shares of common stock of Borrower as of the date of the Assessment Determination ("Fourth Equity Shortfall Share"). Notwithstanding anything to the contrary contained in this Agreement, no additional Advance will be made to Borrower pursuant to this Agreement which would increase the aggregate unpaid principal and interest on the Loan above Twenty-Four Million and No/100 Dollars ($24,000,000) unless and until each Subscriber has contributed cash to Borrower in an amount equal to such Subscriber's Fourth Equity Shortfall Share."

         5. Amendment of Article IV (Definitions). The definitions of each of the following terms is amended and restated as follows:

         "Additional Funding Instruments" means the Additional Funding Instruments executed by John Goff, Gerald Haddock, Harry Frampton and Lender on August 11, 1995 and as of April 15, 1997.

         "Commitment Termination Date" means the earlier of (i) the occurrence of an Event of Default or (ii) April 15, 2000.

         "Loan Document" means this Agreement, the Note, the Partnership Security Agreement and all other documents evidencing, securing or governing the Loan, as such documents may be amended, renewed, extended, restated or supplemented from time to time.

         "Note" means the Line of Credit Note of the Borrower delivered to a Lender pursuant to this Agreement and any note subsequently given in exchange, substitution, modification, renewal or extension therefor.

         "Partnership Agreement" means that certain Limited Partnership Agreement of East West Resort Development, L.P. dated August 11, 1995, as from time to time amended.

         6. Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Lender (including the reasonable fees and out-of-pocket expenses of counsel to the Lender and of local counsel, if any, who may be retained by counsel to the Lender) in connection with this Amendment and the transactions contemplated hereby.

         7. Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Amendment, together with each other Loan Document executed in connection with this Amendment, shall become effective when counterparts hereof executed on behalf of the Borrower and Lender (or notice thereof satisfactory to the Lender) shall have been received by the Lender and notice thereof shall have been given by the Lender to the Borrower.

         8. Governing Law: Entire Agreement. THIS AMENDMENT, THE NOTE GIVEN IN CONNECTION HEREWITH, AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD FOR CONFLICT OF LAWS PRINCIPLES. Except as otherwise provided herein, this Amendment, the Note given in replacement of that promissory note made August 11, 1995, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         9. REIT Compliance. Borrower acknowledges that Lender's affiliate, Crescent Real Estate Equities Company ("Crescent"), is a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). Borrower agrees that it will not knowingly or intentionally take or omit to take any action which Borrower knows would or could result in Crescent being disqualified from treatment as a real estate investment trust under the Code.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:                           CRESCENT DEVELOPMENT MANAGEMENT
                                    CORP., a Delaware corporation


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------



LENDER: CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership

                                    By: Crescent Real Estate Equities, Ltd.,
                                        Sole general partner


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 8, 1998, between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender") and CRESCENT DEVELOPMENT MANAGEMENT CORP., a Delaware corporation (the "Borrower") .

                                    RECITALS

         WHEREAS, the Borrower and the Lender entered into that Credit Agreement dated as of August 11, 1995, and that First Amendment to Credit Agreement dated as of April 15, 1997 (the "Credit Agreement"); defined terms used herein but not herein defined have the meanings ascribed to those terms in the Credit Agreement; and

         WHEREAS, under the Credit Agreement the Borrower has borrowed funds in an aggregate principal amount of $41,212,547.12 for the purposes permitted under Section 4.3 of the Agreement, including primarily the making of capital contributions to the Partnership; and

         WHEREAS, the Lender effective February 19, 1996, advanced to the Borrower a loan in the amount of $3,100,000 (the "East West Resorts Term Loan") for the purpose of enabling the Borrower to acquire a 50% member's interest in East West Resorts, LLC, a Delaware limited liability company ("East West Resorts"); and the Lender pursuant to that Credit Agreement dated as of January 1, 1998 (the "East West Resorts Credit Agreement") extended the Borrower a line of credit loan (the "East West Resorts Credit Loan") in a maximum aggregate principal amount at any one time outstanding not to exceed $22,920,000 for the purpose of enabling the Borrower to make capital contributions to East West Resorts pursuant to that Second Amended and Restated Operating Agreement of East West Resorts, and the Borrower has borrowed under the East West Resorts Credit Loan funds in an aggregate principal amount of $___________ ; and the East West Resorts Term Loan and the East West Credit Loan together are called the "East West Loans";

         WHEREAS, the Borrower desires contemporaneously herewith to enter into an amendment to the Partnership Agreement pursuant to which the Borrower's obligation to make additional capital contributions to the Partnership will increase; and to partially enable it to enter into and subsequently satisfy that obligation, the Borrower has requested that Lender agree to increase the Commitment Amount by Twelve Million Dollars ($12,000,000); and

         WHEREAS, the Lender is willing, on the terms and subject to the conditions set forth in the Credit Agreement as amended by this Amendment (including but not limited to cross-collateralizing and cross-defaulting the East West Loans with the Loan), to modify and increase the Commitment Amount and to make the Loan in a maximum aggregate principal amount at any one time outstanding not to exceed $40,166,666, from time to time prior to the Commitment Termination Date; and

         WHEREAS, except as expressly amended by this Amendment or other instruments executed pursuant hereto, the Loan Documents shall remain in full force and effect in accordance with their respective terms;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Amendment of Article II (Commitments, Advance Procedures and Notes). Article II of the Credit Agreement is amended and restated in its entirety as follows:

                                   ARTICLE I
                   COMMITMENTS, ADVANCE PROCEDURES AND NOTES

         "SECTION 2.1 Commitment. On the terms and subject to the conditions of this Agreement (including Article V), Lender agrees, from the date hereof to the Commitment Termination Date, to make advances under the Loan to the Borrower up to an aggregate outstanding principal amount of Forty Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and No/100 Dollars ($40,166,666) (the "Commitment Amount") pursuant to Section 2.2. Prior to the available Commitment Termination Date, the Borrower may repay and reborrow up to the full amount of the Commitment Amount in accordance with the terms hereof. The Lender shall not make any advances after the Commitment Termination Date. Lender shall not be required to make any advance under this Loan if, after giving effect thereto, (a) the aggregate principal amount of all Advances made would exceed the Commitment Amount or (b) with respect to an Approved Project, the aggregate Project Equity Advance then outstanding with respect to such Project would exceed the Project Advance Limit for such Project or (c) with respect to any Project, the aggregate Project Equity Advance made with respect to such Project (whether or not all or any portion of such Project Equity Advance remains outstanding) would exceed the Total Equity for such Project. Notwithstanding anything in this Agreement to the contrary, (i) Lender shall not be obligated to advance additional funds with respect to a Project if a default (after notice and expiration of cure periods) shall occur by a Subpartnership under the Project Loan Documents, (ii) Lender shall not be obligated to advance additional funds in excess of the aggregate Commitments pursuant to Approved Project Plans if there is an Incapacity of Frampton (as defined in the Partnership Agreement), (iii) Lender shall not be obligated to advance additional funds if there is an Event of Default (as defined in the Partnership Agreement) that occurs under the Partnership Agreement and that remains uncured and (iv) Lender shall not be obligated to advance more than 20% of the Commitment with respect to a Project until the earlier of that point in time when (A) the Subpartnership with respect to such Project has entered into a binding contract for the purchase of real property in connection with the Project or (B) a Project Loan Commitment has been received from a Project Lender with respect to the Project.

         "SECTION 2.2 Advance Procedure. Prior to the Commitment Termination Date, Borrower may from time to time request that an Advance be made. Each Advance following the Initial Advance shall be in an amount which is equal to the lesser of (a) the amount of the Commitment Amount not outstanding, or (b) the allowable Project Equity Advance for the applicable Project. The request shall be made by delivering a Application for Advance to the

Lender not less than three (3) Business Days prior to the date upon which such Advance is to be made and, if all such conditions precedent to such Advance have been satisfied, Lender shall make such Advance directly to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Application for Advance.

         "SECTION 2.3 Note. The Loan shall be evidenced by a single promissory note (the "Note") payable to the order of Lender in the maximum principal amount of Forty Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and No/100 Dollars ($40,166,666), which modifies, restates, replaces and substitutes for that Note dated April 15, 1997, made by Borrower in favor of Lender, which itself modified, restated, replaced and substituted for that Note dated August 11, 1995."

         2. Amendment of Section 7.1.7 (Additional Funding Instruments).
Section 7.1.7 of the Credit Agreement is amended by adding at the end thereof the following:

                  "Borrower will, through its Board of Directors, make an Assessment Determination at that point in time when the aggregate of the accrued but unpaid interest and the unpaid principal balance of the Loan first equals Twenty-Eight Million and No/100 Dollars ($28,000,000) or would exceed such amount if a requested Advance was made. In such event, the Board of Directors of Borrower shall make written demand upon each Subscriber to contribute to Borrower cash in an amount equal to the product realized by multiplying (i) One Million and No/100 Dollars ($1,000,000) by (ii) a fraction, the numerator of which is the number of shares of common stock of Borrower owned by Subscriber as of the date of the Assessment Determination and the denominator of which is the number of outstanding shares of common stock of Borrower as of the date of the Assessment Determination ("Fifth Equity Shortfall Share"). Notwithstanding anything to the contrary contained in this Agreement, no additional Advance will be made to Borrower pursuant to this Agreement which would increase the aggregate unpaid principal and interest on the Loan above Twenty-Eight Million and No/100 Dollars ($28,000,000) unless and until each Subscriber has contributed cash to Borrower in an amount equal to such Subscriber's Fifth Equity Shortfall Share. Borrower will, through its Board of Directors, make an Assessment Determination at that point in time when the aggregate of the accrued but unpaid interest and the unpaid principal balance of the Loan first equals Thirty-Two Million and No/100 Dollars ($32,000,000) or would exceed such amount if a requested Advance was made. In such event, the Board of Directors of Borrower shall make written demand upon each Subscriber to contribute to Borrower cash in an amount equal to the product realized by multiplying (i) One Million and No/100 Dollars ($1,000,000) by (ii) a fraction, the numerator of which is the number of shares of common stock of Borrower owned by Subscriber as of the date of the Assessment Determination and the denominator of which is the number of outstanding shares of common stock of Borrower as of the date of the Assessment Determination ("Sixth Equity Shortfall Share"). Notwithstanding anything to the contrary contained in this Agreement, no additional Advance will be made to Borrower pursuant to this Agreement which would increase the aggregate unpaid principal and interest on the Loan above Thirty-Two Million and No/100 Dollars ($32,000,000) unless and until each Subscriber has contributed cash to Borrower in an amount equal to such Subscriber's Sixth Equity Shortfall Share. Borrower will, through its

Board of Directors, make an Assessment Determination at that point in time when the aggregate of the accrued but unpaid interest and the unpaid principal balance of the Loan first equals Thirty-Six Million and No/100 Dollars ($36,000,000) or would exceed such amount if a requested Advance was made. In such event, the Board of Directors of Borrower shall make written demand upon each Subscriber to contribute to Borrower cash in an amount equal to the product realized by multiplying (i) One Million and No/100 Dollars ($1,000,000) by (ii) a fraction, the numerator of which is the number of shares of common stock of Borrower owned by Subscriber as of the date of the Assessment Determination and the denominator of which is the number of outstanding shares of common stock of Borrower as of the date of the Assessment Determination ("Seventh Equity Shortfall Share"). Notwithstanding anything to the contrary contained in this Agreement, no additional Advance will be made to Borrower pursuant to this Agreement which would increase the aggregate unpaid principal and interest on the Loan above Thirty-Six Million and No/100 Dollars ($36,000,000) unless and until each Subscriber has contributed cash to Borrower in an amount equal to such Subscriber's Seventh Equity Shortfall Share."

         3. Amendment of Article IV (Definitions). The definition of the following term is amended and restated as follows:

         "Additional Funding Instruments" means the Additional Funding Instruments executed by John Goff, Gerald Haddock, Harry Frampton and Lender on August 11, 1995, as of April 15, 1997, and as of May 8, 1998.

         The following definitions are added to Article IV:

         "East West Resorts" means East West Resorts, LLC, a Delaware limited liability company, and its successor or successors by merger, consolidation or any other business combination as a result of which, by operation of law or by agreement, such successor or successors assume the obligations or liabilities of East West Resorts, LLC under any or all East West Resorts Loans.

         "East West Resorts Term Loan" means that term loan, and related promissory note and Security Agreement made by Borrower, from Lender to Borrower made February 29, 1996, and all extensions, modifications, amendments and renewals thereof.

         "East West Resorts Credit Loan" means that line of credit loan, and related Credit Agreement, promissory note, and security agreement, from Lender to Borrower made effective January 1, 1998, and all extensions, modifications, amendments, and renewals thereof.

         "East West Loans" means the East West Resorts Term Loan and East West Resorts Credit Loan.

         "East West Resorts Loan Documents" means all documents evidencing, securing or governing either of the East West Loans, including but not limited to that Promissory Note dated February 29, 1996 in the principal amount of $3,100,000, that Security Agreement dated

February 29, 1996, that Credit Agreement dated as of January 1, 1998, and all "Loan Documents" as defined therein, and all extensions, modifications, amendments, and renewals thereof.

         4. Amendment of Article VIII (Events of Default). Section 7.1.7 of the Credit Agreement is amended and restated in its entirety as follows:

                                 "ARTICLE VIII
                               EVENTS OF DEFAULT

         "SECTION 8.1 Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default." Upon the occurrence of an Event of Default (or any event or state of facts which, with the giving of notice or the passage of time or both, would constitute an Event of Default), the Borrower shall give notice thereof to the Lender.

                  "SECTION 8.1.1 Non-Payment of Obligations. The Borrower shall default in the payment when due of any principal of the Loan, the East West Resorts Term Loan or the East West Resorts Credit Loan, or of any interest in respect of the Loan, the East West Resorts Term Loan, or the East West Resorts Credit Loan.

                  "SECTION 8.1.2 Breach of Warranty. Any representation or warranty made or deemed to be made hereunder or in any other Loan Document, any East West Resorts Loan Document, or any other writing or certificate furnished by or on behalf of the Borrower to the Lender for the purposes of or in connection with this Agreement or either of the East West Resorts Loans, or any such other Loan Document or any other East West Resorts Loan Document, is or shall be incorrect when made in any material respect.

                  "SECTION 8.1.3 Non-Performance of Other Covenants and Obligations. There shall be a default in the due performance and observance of any other agreement contained herein or in any other Loan Document or any East West Resorts Loan Document executed by Borrower, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Lender.

                  "SECTION 8.1.4 Bankruptcy, Insolvency, etc. The Borrower, Partnership, any of its Subpartnerships, or East West Resorts shall

                          (a) become insolvent or generally fail to pay, or
                  admit in writing its inability or unwillingness to pay, debts as they become due;

                          (b) apply for, consent to, or acquiesce in, the
                  appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, Partnership or any Subpartnership or East West Resorts or any property of any thereof, or make a general assignment for the benefit of creditors;

                          (c) absent such application, consent or acquiescence
                  permit or suffer to
                  exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, Partnership, any Subpartnership or East West Resorts or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, Partnership and each Subpartnership and East West Resorts hereby expressly authorize the Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents and the East West Resort Loan Documents;

                          (d) permit or suffer to exist the commencement of any
                  (x) bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or
                  (y) any dissolution, winding up or liquidation proceeding, in respect of the Borrower, Partnership, any Subpartnership or East West Resorts, and, if any such case or proceeding is not commenced by the Borrower, Partnership, any Subpartnership or East West Resorts, such case or proceeding shall be consented to or acquiesced in by the Borrower, Partnership, such Subpartnership or East West Resorts or shall result in the entry of an order for relief or, in the event of any case or proceeding described in clause (x), shall remain for 120 days undismissed, provided that the Borrower, Partnership, each Subpartnership and East West Resorts hereby expressly authorizes the Lender and each Lender to appear in any court conducting any such case or proceeding during such 120-day period to preserve, protect and defend their rights under the Loan Documents or the East West Loan Documents; or

                          (e) take any partnership, limited liability company
                  or corporate action authorizing, or with intent to further any of the foregoing.

         "SECTION 8.2 Action if Bankruptcy. If any Event of Default described in clauses (a) through (e) of Section 8.1.4 shall occur with respect to the Borrower, Partnership, any of its Subpartnerships or East West Resorts, the Commitment (if not theretofore terminated) to make Advances shall automatically terminate and the outstanding principal amount of the Loan shall automatically be and become immediately due and payable, without notice or demand.

         "SECTION 8.3 Action if Payment Event of Default under East West Loan. If any Event of Default described in Section 8.1.1 shall occur due to Borrower's default in the payment when due of any principal or interest in respect of the East West Resorts Term Loan or the East West Resorts Credit Loan (but not for any other reason), and Borrower fails to pay such principal or interest in full within 30 days after the due date thereof, then the Lender shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loan and other obligations to be due and payable and the Commitment (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of the Loan shall be and become immediately due and payable, without further notice, demand or presentment and the Commitment shall terminate.

         "SECTION 8.4 Action if Other Event of Default under East West Loan. If any Event of

Default (other than any Event of Default described in Section 8.2 or Section 8.3) shall occur with respect to any East West Resorts Loan Document (but not for any other reason) for any reason, whether voluntary or involuntary, and (a) be continuing for a period of 90 days if an Event of Default under Section
8.1.2 or (b) ,be continuing for a period of 90 days after notice thereof shall have been given to Borrower by Lender if an Event of Default under Section 8.1.3, then the Lender shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loan and other obligations to be due and payable and the Commitment (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of the Loan shall be and become immediately due and payable, without further notice, demand or presentment and the Commitment shall terminate.

         "SECTION 8.5 Action if Other Event of Default. If any Event of Default (other than any Event of Default described in Section 8.2, Section 8.3, or
Section 8.4) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Lender shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loan and other obligations to be due and payable and the Commitment (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of the Loan shall be and become immediately due and payable, without further notice, demand or presentment and the Commitment shall terminate.

         "SECTION 8.6 Rescission of Event of Default. If an Event of Default occurs hereunder and such Event of Default would not have occurred but for the default by a Subpartnership (for purposes of this Section, the "Defaulting Subpartnership") under Section 8.1.4 hereof, (such Events of Default being described in this Section as "Specified Events of Default") then Lender shall be required to rescind and annul the Event of Default if and only if, within twenty (20) Business Days following such Specified Event of Default:

                  (a) all Defaults and Events of Default, other than the Specified Events of Default, are remedied or waived to Lender's sole satisfaction; and

                  (b) the partners of Partnership have approved of a revised business plan with respect to the Project owned by the Defaulting Subpartnership, the Borrower, on the basis of such revised business plan, has submitted to Lender a revised Annual Business Plan and Lender, in its reasonable discretion, has Approved such Annual Business Plan.

No action taken by Lender pursuant to this provision shall affect any subsequent Default or Event of Default with respect to the Borrower or impair any right or remedy consequent thereon."

         5. Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Lender (including the reasonable fees and out-of-pocket expenses of counsel to the Lender and of local counsel, if any, who may be retained by counsel to the Lender) in connection with this Amendment and the transactions contemplated hereby.

         6. Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Amendment, together with each other Loan Document executed in connection with this Amendment, shall become effective when counterparts hereof executed on behalf of the Borrower and Lender (or notice thereof satisfactory to the Lender) shall have been received by the Lender and notice thereof shall have been given by the Lender to the Borrower.

         7. Governing Law: Entire Agreement. THIS AMENDMENT, THE NOTE GIVEN IN CONNECTION HEREWITH, AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD FOR CONFLICT OF LAWS PRINCIPLES. Except as otherwise provided herein, this Amendment, the Note given in replacement of that promissory note made as of April 15, 1997, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         8. REIT Compliance. Borrower acknowledges that Lender's affiliate, Crescent Real Estate Equities Company ("Crescent"), is a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). Borrower agrees that it will not knowingly or intentionally take or omit to take any action which Borrower knows would or could result in Crescent being disqualified from treatment as a real estate investment trust under the Code.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:                               CRESCENT DEVELOPMENT MANAGEMENT
                                        CORP., a Delaware corporation


                                        By:
                                             ----------------------------
                                        Name:
                                              ---------------------------
                                        Title:
                                               --------------------------


LENDER:                                 CRESCENT REAL ESTATE EQUITIES LIMITED

                                        PARTNERSHIP, a Delaware limited
                                        partnership

                                        By:  Crescent Real Estate Equities,
                                             Ltd., Sole general partner


                                        By:
                                             ----------------------------
                                        Name:
                                              ---------------------------
                                        Title:
                                               --------------------------

                 FIRST AMENDED AND RESTATED SECURITY AGREEMENT
                        ("Restated Security Agreement")


         THIS FIRST AMENDED AND RESTATED SECURITY AGREEMENT ("Restated Security Agreement") dated September 27, 1996, between Crescent Real Estate Equities Limited Partnership, as Secured Party, and Crescent Development Management Corp., as Debtor.

                                    RECITALS

         Secured Party and Debtor entered into that $20,166,666 Credit Agreement dated as of August 11, 1995 (the "Credit Agreement"), in connection with which Debtor made and delivered to Secured Party that Line of Credit Note in the principal sum of $20,166,666 payable to Secured Party (the "Note") and Debtor and Secured Party entered into that Security Agreement dated August 11, 1995 (the"Original Security Agreement") pursuant to which Debtor granted Secured Party security interests in, among other collateral, the rights and interests of Debtor as the limited partner of East West Resort Development, L.
P. ("Subpartnership").

         Debtor wishes to borrow monies under the Credit Agreement for the purpose of funding its contribution as a limited partner of East West Resort Development II, L. P., a Delaware limited partnership ("Subpartnership II"); however, under Section 4.3(b) of the Credit Agreement, advances under the Credit Agreement may be used solely to make capital contributions to the Subpartnership.

         Debtor has requested from Secured Party a one-time waiver of that provision limiting use of loan proceeds, to allow Debtor to apply loan proceeds to make a single capital contribution at this time to Subpartnership II in exchange for a limited partnership interest in Subpartnership II.

         Secured Party is willing to grant Debtor's request and contemporaneously herewith Debtor and Secured Party, in accordance with Section
9.1 of the Credit Agreement, have executed a separate written instrument effecting such waiver subject to the condition that Debtor pledge to Secured Party the limited partnership interest in Subpartnership II which Debtor will acquire with such proceeds and, in connection therewith, amend and restate the Security Agreement to include such additional assets of Debtor within the Collateral securing payment of Debtor's Obligations (as defined in the Original Security Agreement).

         Therefore, Debtor and Secured Party mutually wish to amend and restate the Original Security Agreement to reflect such matters, it being intended and understood that the pledges and security interests created by the Original Security Agreement are not and have not been extinguished, released, discharged or terminated, but only modified, amended and restated as set forth in this Restated Security Agreement.

         NOW, THEREFORE, in consideration of the recitals, covenants and agreements in this Restated Security Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Original Security Agreement is hereby amended and restated in its entirety as follows:

A.       PARTIES

         1.       Secured Party:        CRESCENT REAL ESTATE EQUITIES LIMITED
                                        PARTNERSHIP
                                        777 Main Street, Suite 2100
                                        Fort Worth, TX 76102

         2.       Debtor:               CRESCENT DEVELOPMENT MANAGEMENT CORP.
                                        C/O Harry Frampton
                                        100 East Thomas Place, Drawer 2770
                                        Avon, Colorado 81620

                                        Attention:        Harry Frampton

B.       AGREEMENT

         1. Security Interest. Subject to the applicable terms of this Restated Security Agreement, Debtor has granted, and hereby does grant, to Secured Party a security interest in the Collateral (hereinafter defined) to secure the payment of the Obligations (hereinafter defined).

C.       OBLIGATIONS

         1. Description of Obligations. The following obligations
("Obligations") are secured by this Security Agreement:

                  a. The debt, obligations, liabilities and agreements of Debtor under (i) that Line of Credit Note in the principal sum of $20,166,666.00 executed by Debtor as of August 11, 1995, bearing interest and being payable to the order of Secured Party as therein provided (the "Note"), (ii) that Credit Agreement executed by Debtor and Secured Party as of August 11, 1995, as subsequently amended and modified ("Credit Agreement"), (iii) all other documents evidencing, governing, securing or otherwise pertaining to the indebtedness evidenced by the Note (the Note, Credit Agreement and all other such documents being called "Loan Documents"), and (iv) all renewals, extensions, modifications or rearrangements of the foregoing.

                  b. All costs incurred by Secured Party to obtain, preserve, perfect and enforce this Restated Security Agreement and collect the Obligations, and maintain, preserve, collect and enforce the Collateral (hereinafter defined), including but not limited to reasonable attorneys' fees and legal expenses and expenses of sale.

                  c. Interest on the above amounts at the Default Rate as defined in the Note.

                  d. All debt, obligations and liabilities of Debtor to Secured Party of the kinds described in this Item C., now existing or hereafter arising.

D.       COLLATERAL

         1. Description of the Collateral. Debtor has assigned and granted to Secured Party, and hereby does assign and grant to Secured Party, security interests in the following, whether now existing or hereafter arising (the "Collateral"):

                  a. All of the rights and interests of Debtor as the limited partner of East West Resort Development, L.P., a Delaware limited partnership ("Subpartnership"), including, without limitation, Debtor's rights as a partner to receive distributions of any sale, exchange, refinancing or other disposition of property owned by the Subpartnership under the Limited Partnership Agreement entered into effective as of August 11, 1995 (the "Partnership Agreement") and all other profits, income, and distributions, whether in cash or in kind, owing to Debtor under the Partnership Agreement.

                  b. All of the rights and interests of Debtor as the limited partner of East West Resort Development II, L.P,. a Delaware limited partnership ("Subpartnership II"), including, without limitation, Debtor's rights as a partner to receive distributions of any sale, exchange, refinancing or other disposition of property owned by the Subpartnership under the Limited Partnership Agreement entered into effective as of September 26, 1996 (the "Subpartnership II Agreement") and all other profits, income, and distributions, whether in cash or in kind, owing to Debtor under the Subpartnership II Agreement.

                  c. All Partner Loans and Default Loans (as those terms are defined in the Subpartnership II Agreement and [if applicable] the Subpartnership II Agreement) now or hereafter owing to Debtor and all security therefor.

                  d. All present and future rights and interests Debtor may have or be or become entitled to in the real and personal property (the "Collateral Property") now or hereafter owned by Subpartnership or Subpartnership II.

                  e. All present and future proceeds, profits, combinations, reclassification, improvements, and products of, accessions, attachments, and other additions to, and substitutes and replacements for, all or any part of the Collateral described herein.

                  f. All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash Proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, or insurance or condemnation proceeds payable with respect to, or proceeds payable by virtue of warranty, indemnity, guaranty, or other claims, causes and rights of action, settlements thereof, judicial and arbitration judgments and awards against any person with respect to, all or any part of the Collateral or the Collateral Property described herein. As used herein, the term "Proceeds" shall have the meaning assigned to it under the UCC and, to the extent not otherwise included, shall include, but not be limited to, (i) all income, revenues, fees, distributions, reimbursements and payments from whatever source received by, or on behalf of Debtor, in respect of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any casualty with respect to the Collateral

         Property or any of the Collateral (whether or not pursuant to an insurance policy), or any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, (iii) all claims of Debtor for losses or damages arising out of or related to or for any breach of any agreements, covenants, representations or warranties or any default under any of the Collateral described herein, and (iv) any and all other amounts from time, to time paid or payable to, or on behalf of, Debtor under, or in connection with, any of the Collateral.

                  g. All present and future security for the payment to Debtor of any of the Collateral described herein and goods which gave, or will give, rise to any of such Collateral or are evidenced, identified, or represented therein or thereby.

         The description of Collateral contained in this paragraph shall not be deemed to permit any action prohibited by this Restated Security Agreement or by terms incorporated in this Restated Security Agreement. Portions of the Collateral constitute accounts, contract rights, general intangibles, chattel paper, documents or instruments, and all books and records of Debtor concerning such Collateral are, and shall be, located at the offices of the Debtor specified above.

E.       DEBTOR'S WARRANTIES

         Debtor represents, warrants, and covenants to Secured Party now and so long as any Obligations secured hereby are outstanding as follows:

         1. No financing statement covering any portion of the Collateral is on file in any public office, except the financing statements relating to the security interests created by the Original Security Agreement and this Restated Security Agreement.

         2. Debtor is the sole owner of the Collateral and each item constituting the Collateral, free and clear of all liens except for the security interests granted to Secured Party pursuant to the Original Security Agreement and this Restated Security Agreement.

         3. All actions necessary or desirable to perfect the Security Interest in the Collateral in each state in which any portion of the Collateral is or will be located have been, or will forthwith be, duly taken.

         4. The Partnership Agreement and the Subpartnership II Agreement are in full force and effect and, to the knowledge of Debtor, there exists no material default thereunder, or event or condition which, with the passage of time or the giving of notice, or both, would constitute a material default thereunder.

         5. The Partnership Agreements shall not be amended or modified in any manner that would materially affect Debtor's interests thereunder, or in any manner which would materially impair or adversely affect the Collateral, nor shall Debtor consent to any such amendment without the prior written consent of Secured Party.

         6. There is no condition, circumstance, event, agreement, document, instrument, restriction, litigation or other proceeding and, to the best of Debtor's knowledge, there is no threatened litigation or proceeding or basis therefor, which could materially adversely affect the validity or priority of the liens and security interests granted, or intended to be granted under the Original Security Agreement or this Restated Security Agreement when executed, delivered, recorded and filed as required thereunder or hereunder, or that could materially adversely affect the ability of Debtor to perform its obligations thereunder or hereunder, or which would constitute an Event of Default.

         7. Subpartnership, Subpartnership II and Debtor have fully complied with all requirements imposed on them in connection with (a) the organization and formation of Subpartnership and Subpartnership II, and (b) the sale, distribution and offer of partnership interests in Subpartnership and Subpartnership II.

F.       DEBTOR'S COVENANTS

         Debtor covenants to Secured Party and agrees with Secured Party as follows:

         1. Debtor shall promptly perform all of Debtor's agreements herein, and any other agreements between Debtor and Secured Party.

         2. Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Secured Party.

         3. Debtor shall keep the Collateral free from liens and other security interests (except liens for taxes not yet due), and shall not create or suffer to exist any lien or security interest in the Collateral hereafter acquired except for the security interests hereby granted. Debtor shall not file, or permit to be filed, any financing statements or other security instruments, covering the Collateral, unless by, or on behalf of, Secured Party in connection with this Restated Security Agreement or to effectuate the assignment to Debtor of the financing statements currently of record against the Collateral.

         4. Debtor shall pay all costs necessary to obtain, preserve, perfect, defend and enforce the security interests hereby granted, collect the sums owing under the Loan Documents, and preserve, defend, enforce, service and collect the Collateral, including specifically, but without limitation, the payment of taxes, assessments, reasonable attorneys' fees and legal expenses, and expenses of sales. If Debtor shall have failed to pay such costs and expenses within five (5) days after request by Secured Party, Secured Party may, at its option, pay any such costs and expenses, and discharge encumbrances on the Collateral. Debtor agrees to reimburse the Secured Party on demand for any costs so incurred, and, until such reimbursement, the amount of any such payment shall be a part of the Obligation.

         5. Prior to or immediately following the occurrence thereof, Debtor will notify the Secured Party of (i) any material adverse change occurring in or to any of the Collateral, (ii) any change in Debtor's office address or mailing address, (iii) any material change in any fact or circumstance warranted or represented by Debtor in this Security Agreement or furnished to the

Secured Party by Debtor, (iv) any Event of Default or (v) any notices, communications, or correspondence to be or which have been delivered to Debtor under the Operating Agreement and deliver to Secured Party copies thereof.

         6. Debtor shall execute and deliver to Secured Party a financing statement for filing to perfect the security interests hereunder and any other papers furnished by Secured Party which are necessary in the judgment of Secured Party to obtain, maintain and perfect the security interest hereunder and to enable Secured Party to comply with any applicable federal or state law in order to obtain or perfect Secured Party's interest in the Collateral. Debtor shall have Subpartnership and Subpartnership II make appropriate entries in their respective partnership records to reflect the existence of the security interest granted hereby in the Collateral.

         7. Debtor shall cause Subpartnership and Subpartnership II to comply with all of the representations, warranties, covenants, agreements, indemnities and terms contained in their respective Organizational Documents and all other material agreements to which either is bound and enforce their respective rights under all material agreements by which either is bound, in a timely manner, consistent with prudent practices and all applicable laws, and also as required by Secured Party.

         8. Debtor shall fully perform all of Debtor's duties under and in connection with each transaction to which the Collateral, or any part thereof, relates, so that the amounts thereof shall actually become payable in their entirety to Secured Party.

         9. Debtor shall promptly notify Secured Party of any claim, action, or proceeding affecting title to all or any of the Collateral or the security interest and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such claim, action, demand or proceeding.

         10. At Debtor's expense and upon Secured Party's request, after an Event of Default, Debtor shall file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any governmental authority to Secured Party's rights hereunder, including, without limitation, the right to sell all of the Collateral upon an Event of Default without additional consent or approval from such governmental authority (and, because Debtor agrees that Secured Party's remedies at law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced).

         11. Upon demand by Secured Party, Debtor will deposit upon receipt all checks, drafts, cash or other remittances on account or accounts or contracts or received as proceeds of any other Collateral in a special bank account in a bank of Secured Party's choice over which Secured Party alone shall have power of withdrawal. The funds in said account shall be held by Secured Party as security for the Obligation. Said proceeds shall be deposited in the form received, except for the endorsement of Debtor where necessary to permit collection of items, which endorsements Debtor agrees to make, but which Secured Party is authorized to make on Debtor's behalf. Secured Party may from time to time apply the whole or any part of the funds in such special account against the Obligations. Any portion of said funds on deposit which Secured Party elects not to apply to the Obligations may be paid by Secured Party to Debtor.

         12. Debtor shall give Secured Party written notice of each office of Debtor in which records of Debtor pertaining to accounts in the Collateral are kept, and of any change of any office or location. Except as such notice is given, all records of Debtor pertaining to the Collateral and to accounts are and shall be kept in the location shown at the beginning hereof.

G.       RIGHTS AND POWERS OF SECURED PARTY

         1. Secured Party may in its discretion after an Event of Default but only after prior written notice to Debtor, without liability to Debtor, obtain from any person information regarding Debtor or Debtor's business, which information any such person also may furnish without liability to Debtor; endorse as Debtor's agent any instruments, documents or chattel paper in the Collateral or representing proceeds of the Collateral; contact any account debtors directly to verify information furnished by Debtor; take control of proceeds; release the Collateral in its possession to any Debtor, temporarily or otherwise; after default, take control of funds generated by the Collateral, such as cash dividends, interest and proceeds or refunds from insurance, and use same to reduce any part of the Obligations and exercise all other rights which an owner of such collateral may exercise; after default, at any time transfer any of the Collateral or evidence thereof into its own name or that of its nominee; demand, collect, convert, redeem, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral, in its own name or in the name of Debtor, as Secured Party may determine. The foregoing rights and powers of Secured Party will be in addition to, and not a limitation upon, any rights and powers of Secured Party given by law, elsewhere in this Restated Security Agreement, or otherwise.

         2. Secured Party may while any Event of Default continues hereunder present for conversion any instrument (including any investment security) in the Collateral which is convertible into any other instrument or investment security or a combination thereof with cash. But Secured Party shall not have any duty to present for conversion any instrument in the Collateral unless it shall have received from Debtor written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

H.       DEFAULT

         1. Events of Default. The occurrence of a default under the Note, the Credit Agreement or any document evidencing, governing, securing, guaranteeing, indemnifying or otherwise pertaining to the Loan shall constitute an event of default ("Event of Default") hereunder.

         2. Remedies of Secured Party Upon Default. Should an Event of Default occur and be continuing, Secured Party may, at its election, exercise any and all rights and remedies available to a secured party under the UCC, in addition to any and all other rights and remedies afforded by the Loan Documents, at law, in equity, or otherwise, including, without limitation, such rights and remedies as (a) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (b) applying to the Obligations any cash held by Secured Party under this Restated Security Agreement. The exercise of one or more rights or remedies by Secured Party hereunder shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies by

Secured Party. If, in the opinion of Secured Party, there is any question that a public or semipublic sale or distribution of any Collateral will violate any state or federal securities law, Secured Party in its discretion (a) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (b) may sell such securities in an intrastate offering under
Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  a. Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC. It is agreed that notice sent or given not less than twenty (20) business days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

                  b. Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this paragraph in the following order: first, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of amounts expended by Secured Party under Paragraph I.3; and third, toward payment of the balance of the Obligations as determined by Secured Party. If the proceeds are insufficient to pay the Obligations in full, Debtor shall remain liable for any deficiency to the extent provided in the Credit Agreement.

3.       Other Rights of Secured Party.

                  a. Performance. In the event Debtor shall fail to pay when due all taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral, or otherwise fail to perform any of its obligations hereunder or under the Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, pay such taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtor is required, but has failed or refused, to take hereunder or under the Note. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate (as defined in the Note) until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligations.

                  b. Collection. After the occurrence of an Event of Default and during the continuation thereof, upon notice from Secured Party, Maker and each other obligor with respect to any payments on any of the Collateral (including without limitation condemnation proceeds, dividends and other distributions with respect to securities, and insurance proceeds payable by reason of loss or damage to any of the Collateral Property) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Subject to Subparagraph I.3(d) hereof, until such notice is given, Debtor is authorized to retain and expend all payments made on the Collateral. After the occurrence of an Event of Default and during the continuation thereof, Secured Party shall have the right in its own name or in the name of Debtor to compromise or extend the time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, settle, compromise, adjust, realize upon and give acquittances for any and all amounts due or to become due with respect to Collateral; to file any claims or take any action or initiate any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or to otherwise enforce the rights or remedies of Debtor with respect to any Collateral; to take control of cash and other Proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any drafts against obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to obligors making payment with respect to Collateral; to send requests for verification of obligations to any such obligor; to take any action Debtor is required to take or any other necessary action to obtain, preserve, and enforce this Restated Security Agreement, and maintain, preserve and collect the Collateral, without notice to Debtor, and add the costs of same to the Obligation; to release Collateral in Secured Party's possession to any Person, temporarily or otherwise; to set standards from time to time to govern what may be deemed after-acquired Collateral; to transfer any of the Collateral, or evidence thereof, into its own name or that of its nominee and receive the Proceeds therefrom and hold the same as security for the Obligation, or apply the same thereon; to exercise as to the Collateral all the rights of the owner thereof; and to do all other acts and things necessary to carry out the intent of this Restated Security Agreement. If Maker or any other obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to the Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to Maker or any other obligor shall be a full and complete release, discharge, and acquittance to such obligor, to the extent of any amount so paid to Secured Party.

                  c. Certain Proceeds. After the occurrence and during the continuance of an Event of Default, any cash Proceeds of Collateral which come into the possession of

         Secured Party (including, without limitation, insurance and condemnation proceeds) may, at Secured Party's option, be applied in whole or in part to the Obligation, be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral. Any cash Collateral in the possession of Secured Party may be invested by Secured Party but Secured Party shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Party in the same manner as other cash Collateral.

                  d. Use and Operation of Collateral. Should any Collateral come into the possession of Secured Party, Secured Party may use or operate such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Secured Party with respect to such Collateral. Debtor covenants promptly to reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses (including, without limitation, the cost of any insurance and payment of taxes or other charges) incurred by Secured Party in connection with its custody and preservation of Collateral, and all such expenses, costs, taxes, and other charges shall bear interest at the Maximum Rate (as defined in the Note) until repaid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall become part of the Obligations. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, Secured Party shall have no duty to fix or preserve rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. The provisions of this subparagraph shall be applicable whether or not an Event of Default has occurred and is continuing.

                  e. Diminution in Value of Collateral. Secured Party shall have no liability or responsibility whatsoever for any diminution in or loss of value of any Collateral.

I.       MULTIPLE COUNTERPARTS

         This Security Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall be deemed but one and the same instrument.

J.       GENERAL

         1. Waiver. No delay on the part of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder or of any default by Debtor shall be binding upon

Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power or of any further default.

         2. Parties Bound. The rights of Secured Party hereunder shall inure to the benefit of its successors and assigns. The terms of this Security Agreement shall be binding upon the successors and assigns of the parties. All representations, warranties and agreements of Debtor are joint and several if Debtor is more than one and shall bind Debtor's personal representatives, heirs, successors and assigns.

         3. Definitions. Unless the context indicates otherwise, definitions in the UCC apply to words and phrases in this Security Agreement; if UCC definitions conflict, Chapter 9 definitions apply.

         4. Notice. Notice shall be deemed reasonable if mailed postage prepaid at least ten (10) days before the related action (or if the UCC elsewhere specifies a longer period, such longer period) to Debtor's address given above.

         5. Expenses. Debtor agrees to reimburse Secured Party's out-of-pocket expenses, including reasonable attorney's fees, incurred in negotiating, administering or enforcing any part of the Obligations, and in preparation, execution, delivery and recording of any documents in connection with any part of the Obligations, when not contrary to law.

         6. Limitation on Interest. All agreements between Debtor and Secured Party, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency, whether by reason of demand or acceleration of the indebtedness secured hereby or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Secured Party exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to Secured Party shall be reduced to the maximum amount permitted under applicable law; and if from any such circumstance Secured Party shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing on the indebtedness secured hereby and not to the payment of interest, or if such excessive interest exceeds such unpaid balance of the principal, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to Secured Party on the indebtedness secured hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness (including the period of any renewal or extension thereof) until payment in full so that the interest on account of such indebtedness shall not exceed the maximum amount permitted by applicable law. The terms and provisions of this paragraph shall control all agreements between Debtor and Secured Party.

         7. Modifications. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provision so modified or limited and signed by the Debtor and Secured Party, nor by course of conduct, usage of trade, or by the law merchant.

         8. Severability. The unenforceability of any provision of this Security Agreement shall not affect the enforceability or validity of any other provision.

         9. Gender and Number. Where appropriate, the use of one gender shall be construed to include the others or any of them; and the singular number shall be construed to include the plural, and vice versa.

         10. Applicable Law and Venue. THIS SECURITY AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS.

         11. Financing Statement. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.


                             [INTENTIONALLY BLANK]

         EXECUTED as of the date and year first above written.

DEBTOR:                             CRESCENT DEVELOPMENT MANAGEMENT
                                    CORP., a Delaware corporation

                                    By:
                                       -----------------------------------
                                       Name:  Harry Frampton III
                                            ------------------------------
                                       Title  President
                                             -----------------------------



SECURED PARTY:                      CRESCENT REAL ESTATE EQUITIES LIMITED
                                    PARTNERSHIP, a Delaware limited partnership

                                    By: Crescent Real Estate Equities, Ltd.,
                                        Sole general partner

                                    By:
                                       -----------------------------------
                                       Name:  David M. Dean
                                            ------------------------------
                                       Title  Senior Vice President, Law
                                            ------------------------------

               [CRESCENT DEVELOPMENT MANAGEMENT CORP. LETTERHEAD]


                               September 30, 1997


Crescent Real Estate Equities Limited Partnership
777 Main Street, Suite 2100
Fort Worth, Texas 76102

                        Re: Credit Agreement dated August 11, 1995 ("Credit Agreement") between Crescent Development Management Corp. ("Borrower") and Crescent Real Estate Equities Limited Partnership ("Lender"); and Security Agreement dated August 11, 1995 ("Security Agreement") between Borrower and Lender

Gentlemen:

Effective April 15, 1997, Lender consented to increase the Commitment Amount (as defined in the Credit Agreement) by $8 million to $28,166,666, and in that connection that Borrower and Lender executed and delivered a First Amendment to Credit Agreement, dated as of April 15, 1997, and Borrower made and delivered to Lender, in place of the original Note in the principal amount of $20,166,666 dated August 11, 1995, made by the undersigned, a new Note in the principal sum of $28,166,666 made by the undersigned as of April 15,1997. In a related letter of the same date, Borrower agreed that the security interests granted pursuant to the Security Agreement to secure payment of the old Note continue to secure payment of the new Note.

The Credit Agreement restricts use of loan proceeds to investments in East West Resort Development, L. P. Borrower hereby requests Lender's consent to use up to $5.6 million in loan proceeds under the Credit Agreement to invest in EWRD Summit Holding, L. P., a partnership newly formed to invest in new formed entities engaged in the development of that real estate project known as "Eagle's Nest."

To induce Lender to grant its consent, Borrower offers to assign to Lender and grant security interests to Lender, as additional Collateral to secure the Obligations secured by the Security Agreement (as such terms are used in the Security Agreement), all of the additional collateral described in Schedule A attached hereto and incorporated herein by reference (and Borrower hereby does assign to Lender and grant to Lender security interests in, all of the additional collateral described in Schedule A attached hereto and incorporated herein by reference); and Borrower agrees to execute any financing statement covering such additional Collateral as Lender may request, so that Lender may perfect its security interest in such additional Collateral through filing in the proper offices.

THIS LETTER SHALL CONSTITUTE AN AMENDMENT TO THE SECURITY AGREEMENT AND LENDER SHALL BE ENTITLED TO ENJOY THE BENEFITS OF "SECURED PARTY" UNDER, AND BORROWER SHALL BE BOUND BY ALL OF THE OBLIGATIONS OF "DEBTOR" UNDER, SUCH SECURITY AGREEMENT AS IF THE SAME WERE RESTATED HEREIN. Borrower agrees upon request of Lender to execute and deliver an Amended and Restated Security Agreement incorporating this amendment as well as any prior amendments between the parties.

To signify your agreement with the preceding, please sign this letter in the space provided below and return a copy to the undersigned.

                                     Very truly yours,

                                     Crescent Development Management Corp.


                                     By:
                                         ----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                            -------------------------------


RECEIVED AND ACCEPTED:

Crescent Real Estate Equities Limited Partnership
         By: Crescent Real Estate Equities, Ltd.


                  By:
                      ----------------------------------
                  Its:
                      ----------------------------------

                                   SCHEDULE A

         Description of the Collateral. Borrower assigns to Lender and grants to Lender security interests in the following, whether now existing or hereafter arising (the "Collateral"):

All of the rights and interests of Borrower as the limited partner of EWRD Summit Holding, L. P., a Delaware limited partnership ("Summit"), including, without limitation, Borrower's rights as a partner to receive distributions of any sale, exchange, refinancing or other disposition of property owned by Summit under the Limited Partnership Agreement entered into effective as of September 23, 1997 (the "Summit Partnership Agreement"), and all other profits, income, and distributions, whether in cash or in kind, owing to Borrower under the Summit Partnership Agreement.

All Partner Loans and Default Loans (as those terms are defined in the Summit Partnership Agreement) now or hereafter owing to Borrower and all security therefor.

All present and future rights and interests Borrower may have or be or become entitled to in the real and personal property (the "Summit Collateral Property") now or hereafter owned by Summit.

All present and future proceeds, profits, combinations, reclassification, improvements, and products of, accessions, attachments, and other additions to, and substitutes and replacements for, all or any part of the Collateral described herein.

All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash Proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, or insurance or condemnation proceeds payable with respect to, or proceeds payable by virtue of warranty, indemnity, guaranty, or other claims, causes and rights of action, settlements thereof, judicial and arbitration judgments and awards against any person with respect to, all or any part of the Collateral or the Summit Collateral Property described herein. As used herein, the term "Proceeds" shall have the meaning assigned to it under the UCC and, to the extent not otherwise included, shall include, but not be limited to, (i) all income, revenues, fees, distributions, reimbursements and payments from whatever source received by, or on behalf of Borrower, in respect of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any casualty with respect to the Summit Collateral Property or any of the Collateral (whether or not pursuant to an insurance policy), or any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, (iii) all claims of Borrower for losses or damages arising out of or related to or for any breach of any agreements, covenants, representations or warranties or any default under any of the Collateral described herein, and (iv) any and all other amounts from time, to time paid or payable to, or on behalf of, Borrower under, or in connection with, any of the Collateral.

All present and future security for the payment to Borrower of any of the Collateral described herein and goods which gave, or will give, rise to any of such Collateral or are evidenced, identified, or represented therein or thereby.

                     CRESCENT DEVELOPMENT MANAGEMENT CORP.
                       100 East Thomas Place, Drawer 2770
                              Avon, Colorado 81620



                                  May 8, 1998


Crescent Real Estate Equities Limited Partnership
777 Main Street, Suite 2100
Fort Worth, Texas 76102

    Re: Agreement to Cross-Default and Cross-Collateralize Loans;
        Amendment of Security Agreement

Gentlemen:

1. References and Definitions. Reference is made to that Credit Agreement dated August 11, 1995, as amended (the "Credit Agreement"), between Crescent Development Management Corp. ("Borrower") and Crescent Real Estate Equities Limited Partnership ("Lender"); to that Security Agreement dated August 11, 1995, as amended ("Security Agreement") between Borrower and Lender; to that Promissory Note in the principal amount of $3.1 million dated February 29, 1996 (the "Term Note"), made by Borrower and payable to Lender; to that Credit Agreement dated January 1, 1998 (the "East West Credit Agreement") between Borrower and Lender; and to that Amended and Restated; and to that Amended and Restated Security Agreement dated January 1, 1998 (the "East West Security Agreement") between Borrower and Lender.

2. Background. Lender has consented to increase the Commitment Amount (as defined in the Credit Agreement) by $12 million to $40,166,666, and in that connection that Borrower and Lender executed and delivered a Second Amendment to Credit Agreement, dated as of May 8, 1998, and Borrower made and delivered to Lender, in place of the Line of Credit Note in the principal amount of $28,166,666 dated April 15, 1997, made by the undersigned, a new Note in the principal sum of $40,166,666 made by the undersigned as of May 8, 1998. In a related letter of the same date, Borrower agreed that the security interests granted pursuant to the Security Agreement to secure payment of the old Note continue to secure payment of the new Note. The Credit Agreement restricts use of loan proceeds to investments in East West Resort Development, L. P. and EWRD Summit Holding, L. P. Borrower hereby requests Lender's consent to use loan proceeds under the Credit Agreement to invest in East West Resort Development II, L. P. and East West Resort Development III, L. P., partnerships formed to engage in real estate development projects on substantially the same basis as East West Resort Development, L. P., could do or could have done.

3. Agreement to Cross-Default and Cross-Collateralize. To induce Lender to grant its consent, Borrower offers to cross-default the Credit Agreement, the Term Note, the East West Credit Agreement, the Security Agreement and the East West Security Agreement and all related loan documents and all indebtedness and obligations of Borrower to Lender under any and all of such instruments, so that the occurrence of an event of default, not cured within any applicable grace or curative periods, under any such instrument, shall constitute an event of default under every other such instrument (without notice or expiration of any additional grace or cure period except as specified in such other instrument). Likewise, to induce Lender to grant its consent, Borrower offers to cross-collateralize the Credit Agreement, the Term Note, the East West Credit Agreement, the Security Agreement and the East West Security Agreement and all related loan documents and all indebtedness and obligations of Borrower to Lender under any and all of such instruments, so that the collateral described in the Security Agreement shall secure, on a pari passu basis, the Term Note and the East West Credit Agreement and the indebtedness and obligations of Borrower thereunder and under any related loan document and the collateral described in the East West Security Agreement shall secure, on a pari passu basis, the Credit Agreement and the indebtedness and obligations of Borrower thereunder and under any related loan document.

4. Grant of Additional Security Interests To Secure East West Loans and Agreement to Further Amend Loan Documents. To better effect the intentions of the foregoing paragraphs, Borrower offers to assign to Lender and grant security interests to Lender, as additional Collateral to secure the Obligations secured by the East West Security Agreement (as such terms are used in the East West Security Agreement), all of the additional collateral described in Schedule A attached hereto and incorporated herein by reference and all of the collateral described in the Security Agreement (and Borrower hereby does assign to Lender and grant to Lender security interests in, all of the additional collateral described in Schedule A attached hereto and incorporated herein by reference and all of the collateral described in the Security Agreement, to secure payment of the indebtedness and other obligations of Borrower under the East West Term Loan, the East West Credit Agreement, the East West Security Agreement and all other Loan Documents referenced in the East West Credit Agreement); Borrower agrees to execute any financing statement covering such additional Collateral as Lender may request, so that Lender may perfect its security interest in such additional Collateral through filing in the proper offices; and Borrower further agrees to enter into amendments, modifications or restatements of the East West Credit Agreement, the East West Security Agreement, the East West Term Note and other related loan documents to effect the purposes and intentions expressed hereinabove.

THIS LETTER SHALL CONSTITUTE AN AMENDMENT TO THE EAST WEST SECURITY AGREEMENT AND LENDER SHALL BE ENTITLED TO ENJOY THE BENEFITS OF "SECURED PARTY" UNDER, AND BORROWER SHALL BE BOUND BY ALL OF THE OBLIGATIONS OF "DEBTOR" UNDER, SUCH SECURITY AGREEMENT AS IF THE SAME WERE RESTATED HEREIN. Borrower agrees upon request of Lender to execute and deliver an Amended and Restated Security Agreement incorporating this amendment as well as any prior amendments between the parties.

5. Grant of Additional Security Interests to Secure Loan and Agreement to Further Amend Loan Documents. To better effect the intentions of the foregoing paragraphs, Borrower offers to assign to Lender and grant security interests to Lender, as additional Collateral to secure the Obligations secured by the Security Agreement (as such terms are used in the Security Agreement), all of the additional collateral described in Schedule A attached hereto and incorporated herein by reference and all of the collateral described in the East West Security Agreement (and Borrower hereby does assign to Lender and grant to Lender security interests in, all of the additional collateral described in Schedule A attached hereto and incorporated herein by reference and all of the collateral described in the East West Security Agreement, to secure payment of the indebtedness and other obligations of Borrower under the Credit Agreement, the Security Agreement and all other Loan Documents referenced in the Credit Agreement); and Borrower agrees to execute any financing statement covering such additional Collateral as Lender may request, so that Lender may perfect its security interest in such additional Collateral through filing in the proper offices.

THIS LETTER SHALL CONSTITUTE AN AMENDMENT TO THE SECURITY AGREEMENT AND LENDER SHALL BE ENTITLED TO ENJOY THE BENEFITS OF "SECURED PARTY" UNDER, AND BORROWER SHALL BE BOUND BY ALL OF THE OBLIGATIONS OF "DEBTOR" UNDER, SUCH SECURITY AGREEMENT AS IF THE SAME WERE RESTATED HEREIN. Borrower agrees upon request of Lender to execute and deliver an Amended and Restated Security Agreement incorporating this amendment as well as any prior amendments between the parties.

To signify your agreement with the preceding, please sign this letter in the space provided below and return a copy to the undersigned.

                                  Very truly yours,

                                  Crescent Development Management Corp.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


RECEIVED AND ACCEPTED:

Crescent Real Estate Equities Limited Partnership
By: Crescent Real Estate Equities, Ltd.


By:
   --------------------------------------
Its:
    -------------------------------------

                                   SCHEDULE A

         Description of the Collateral. Borrower assigns to Lender and grants to Lender security interests in the following, whether now existing or hereafter arising (the "Collateral"):

                  a. All of the rights and interests of Debtor as a member of East West Resorts, LLC, a Delaware limited liability company (the "Company"), including, without limitation, Debtor's rights as a member to receive distributions of any sale, exchange, refinancing or other disposition of property owned by the Company under the Second Amended and Restated Operating Agreement entered into effective as of January 1, 1998, as amended from time to time hereafter (the "Operating Agreement"), and all other profits, income, and distributions, whether in cash or in kind, owing to Debtor under the Operating Agreement.

                  b. All of the rights and interests of Debtor as a limited partner of East West Resort Development II, L. P., a Delaware limited partnership ("EWRD2"), including, without limitation, Debtor's rights as a member to receive distributions of any sale, exchange, refinancing or other disposition of property owned by EWRD2 under the Limited Partnership Agreement dated as of September 26, 1996, as subsequently amended (as amended from time to time hereafter, the "EWRD2 Partnership Agreement"), and all other profits, income, and distributions, whether in cash or in kind, owing to Debtor under the EWRD2 Partnership Agreement.

                  c. All of the rights and interests of Debtor as a limited partner of East West Resort Development III, L. P., a Delaware limited partnership ("EWRD"), including, without limitation, Debtor's rights as a member to receive distributions of any sale, exchange, refinancing or other disposition of property owned by EWRD under the Limited Partnership Agreement dated as of _______________, as subsequently amended (as amended from time to time hereafter, the "EWRD3 Partnership Agreement"), and all other profits, income, and distributions, whether in cash or in kind, owing to Debtor under the EWRD3 Partnership Agreement.

                  d. All Partner Loans and Default Loans (as defined in the EWRD Partnership Agreement) now or hereafter owing to Debtor and all security therefor.

                  e. All present and future rights and interests Debtor may have or be or become entitled to in the real and personal property (the "Collateral Property") now or hereafter owned by the Company or Partnerships.

                  f. All present and future proceeds, profits, combinations, reclassification, improvements, and products of, accessions, attachments, and other additions to, and substitutes and replacements for, all or any part of the Collateral described herein.

                  g. All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash Proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, or insurance or condemnation proceeds payable with respect to, or proceeds payable by virtue of warranty, indemnity, guaranty, or other claims, causes and rights of action, settlements thereof, judicial and arbitration judgments and awards against any person with respect to, all or any part of the Collateral or the Collateral Property described herein. As used herein, the term "Proceeds" shall have the meaning assigned to it under the UCC and, to the extent not otherwise included, shall include, but not be limited to, (i) all income, revenues, fees, distributions, reimbursements and payments from whatever source received by, or on behalf of Debtor, in respect of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any casualty with respect to the Collateral Property or any of the Collateral (whether or not pursuant to an insurance policy), or any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, (iii) all claims of Debtor for losses or damages arising out of or related to or for any breach of any agreements, covenants, representations or warranties or any default under any of the Collateral described herein, and (iv) any and all other amounts from time, to time paid or payable to, or on behalf of, Debtor under, or in connection with, any of the Collateral.

                  h. All present and future security for the payment to Debtor of any of the Collateral described herein and goods which gave, or will give, rise to any of such Collateral or are evidenced, identified, or represented therein or thereby.

               [CRSCENT DEVELOPMENT MANAGEMENT CORP. LETTERHEAD]


                                November 1, 1998


Crescent Real Estate Equities Limited Partnership
777 Main Street, Suite 2100
Fort Worth, Texas 76102

                        Re: Credit Agreement dated August 11, 1995, as amended by First and Second Amendments ("Credit Agreement") between Crescent Development Management Corp. ("Borrower") and Crescent Real Estate Equities Limited Partnership ("Lender"); and Security Agreement dated August 11, 1995, as amended by First Amended and Restated Security Agreement and by subsequent letter amendments dated September 30, 1997 and May 8, 1998 ("Security Agreement") between Borrower and Lender

Gentlemen:

1. References and Definitions. Reference is made to the Credit Agreement; to the Security Agreement; to that Credit Agreement dated January 1, 1998 (the "East West Credit Agreement") between Borrower and Lender; to that Promissory
Note in the principal amount of $3.1 million dated February 29, 1996 (the "Term Note"), made by Borrower and payable to Lender; to that Credit Agreement dated January 1, 1998 between Borrower and Lender, as amended by the May 8, 1998, letter referenced above (the "East West Credit Agreement"); and to that Amended and Restated Security Agreement dated January 1, 1998, as amended by the May 8, 1998, letter referenced above (the "East West Security Agreement"). The Credit Agreement, the Term Note, the East West Credit Agreement, the Security Agreement, and the East West Security Agreement are cross-defaulted and cross-collateralized, so that the occurrence of an event of default, not cured within any applicable grace or curative periods, under any such instrument, shall constitute an event of default under every other such instrument (without notice or expiration of any additional grace or cure period except as specified in such other instrument) and the collateral described in the Security Agreement secures, on a pari passu basis, the Term Note and the East West Credit Agreement and the indebtedness and obligations of Borrower thereunder and under any related loan document and the collateral described in the East West Security Agreement secures, on a pari passu basis, the Credit Agreement and the indebtedness and obligations of Borrower thereunder and under any related loan document.

2. Background. The Credit Agreement restricts use of loan proceeds to investments in East West Resort Development, L. P. and (pursuant to waivers and consents from Lender) EWRD Summit Holding, L. P.; East West Resort Development II, L. P.; and East West Resort Development III, L. P. By separate document, Borrower contemporaneously has requested Lender's consent to use up to $2 million in loan proceeds under the Credit Agreement to invest in EWRD Perry Holding, L.P., a partnership newly formed to invest in EWRD Perry Riverbend, LLC, a newly formed entity to engage in the development of a certain real estate project in North Carolina known as "Riverbend."

3. Grant of Additional Security Interests to Secure All Loans from Lender. To induce Lender to grant its consent, Borrower offers to assign to Lender and grant security interests to Lender, as additional Collateral to secure the Obligations secured by the Security Agreement and by the East West Security Agreement (as such terms are used in the Security Agreement and the East West Security Agreement, as applicable), all of the additional collateral described in Schedule A attached hereto and incorporated herein by reference (and Borrower hereby does assign to Lender and grant to Lender security interests in, all of the additional collateral described in Schedule A attached hereto and incorporated herein by reference); and Borrower agrees to execute any financing statement covering such additional Collateral as Lender may request, so that Lender may perfect its security interest in such additional Collateral through filing in the proper offices.

THIS LETTER SHALL CONSTITUTE AN AMENDMENT TO THE SECURITY AGREEMENT AND LENDER SHALL BE ENTITLED TO ENJOY THE BENEFITS OF "SECURED PARTY" UNDER, AND BORROWER SHALL BE BOUND BY ALL OF THE OBLIGATIONS OF "DEBTOR" UNDER, EACH SUCH SECURITY AGREEMENT AS IF THE SAME WERE RESTATED HEREIN. Borrower agrees upon request of Lender to execute and deliver one or more Amended and Restated Security Agreements incorporating this amendment as well as any prior amendments between the parties.

To signify your agreement with the preceding, please sign this letter in the space provided below and return a copy to the undersigned.


                                  Very truly yours,

                                  Crescent Development Management Corp.


                                  By:
                                      ------------------------------
                                  Name:
                                        ----------------------------
                                  Title:
                                        ----------------------------

RECEIVED AND ACCEPTED:

Crescent Real Estate Equities Limited Partnership
         By: Crescent Real Estate Equities, Ltd.


                  By:
                      ----------------------------
                  Its:
                       ---------------------------

                                   SCHEDULE A

         Description of the Collateral. Borrower assigns to Lender and grants to Lender security interests in the following, whether now existing or hereafter arising (the "Collateral"):

All of the rights and interests of Borrower as the limited partner of EWRD Perry Holding, L. P., a Delaware limited partnership ("Perry"), including, without limitation, Borrower's rights as a partner to receive distributions of any sale, exchange, refinancing or other disposition of property owned by Perry under the Limited Partnership Agreement entered into effective as of November 1, 1998 (the "Perry Partnership Agreement"), and all other profits, income, and distributions, whether in cash or in kind, owing to Borrower under the Perry Partnership Agreement.

All Partner Loans (as that term is defined in the Perry Partnership Agreement) now or hereafter owing to Borrower and all security therefor.

All present and future rights and interests Borrower may have or be or become entitled to in the real and personal property (the "Perry Collateral Property") now or hereafter owned by Perry.

All present and future proceeds, profits, combinations, reclassification, improvements, and products of, accessions, attachments, and other additions to, and substitutes and replacements for, all or any part of the Collateral described herein.

All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash Proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, or insurance or condemnation proceeds payable with respect to, or proceeds payable by virtue of warranty, indemnity, guaranty, or other claims, causes and rights of action, settlements thereof, judicial and arbitration judgments and awards against any person with respect to, all or any part of the Collateral or the Perry Collateral Property described herein. As used herein, the term "Proceeds" shall have the meaning assigned to it under the UCC and, to the extent not otherwise included, shall include, but not be limited to, (i) all income, revenues, fees, distributions, reimbursements and payments from whatever source received by, or on behalf of Borrower, in respect of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any casualty with respect to the Perry Collateral Property or any of the Collateral (whether or not pursuant to an insurance policy), or any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, (iii) all claims of Borrower for losses or damages arising out of or related to or for any breach of any agreements, covenants, representations or warranties or any default under any of the Collateral described herein, and (iv) any and all other amounts from time, to time paid or payable to, or on behalf of, Borrower under, or in connection with, any of the Collateral.

All present and future security for the payment to Borrower of any of the Collateral described herein and goods which gave, or will give, rise to any of such Collateral or are evidenced, identified, or represented therein or thereby.

                              LINE OF CREDIT NOTE


                                $40,166,666.00                      May 8, 1998


         FOR VALUE RECEIVED, CRESCENT DEVELOPMENT MANAGEMENT CORP., a Delaware corporation ("Borrower") promises to pay to CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Lender"), at 777 Main Street, Suite 2700, Fort Worth, Texas 76102, the principal sum of FORTY MILLION ONE HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX AND NO/100 DOLLARS ($40,166,666.00), or so much thereof as may be advanced, with interest on the principal balance from time to time remaining unpaid at the rates hereinafter provided.

         Interest on the principal balance hereof from time to time remaining unpaid prior to an Event of Default shall be payable at the Interest Rate, provided that the interest payable shall not exceed the maximum rate permitted by applicable law (the "Maximum Rate"). Interest on the principal hereof from time to time remaining unpaid and, to the extent permitted by applicable law, interest on the unpaid interest, shall bear interest from and after an Event of Default at the Default Rate provided that in no event shall the Default Rate be more than the Maximum Rate.

         This Note renews, modifies, replaces and is given in substitution for that certain Note dated April 15, 1997, in the principal amount of $28,166,666.00 made by Borrower and payable to Lender and is the "Note" referred to in the Credit Agreement dated August 11, 1995 executed by Lender and Borrower as amended by that First Amendment to Credit Agreement dated April 15, 1997 , and further amended by that Second Amendment to Credit Agreement of even date herewith (the "Credit Agreement"). Borrower may borrow, repay and reborrow amounts under this Note as permitted by the Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Credit Agreement.

         Borrower may request and receive Advances hereunder only in accordance with the terms and provisions of the Credit Agreement. This Note shall be payable as provided in Article 3 of the Credit Agreement.

         Upon the occurrence of any Event of Default (after the giving of any notice required in the Credit Agreement and the expiration of any applicable grace periods provided for in the Credit Agreement), all amounts then remaining unpaid on this Note shall become or may be declared to be immediately due and payable and the holder hereof shall have all rights and remedies of Lender under the Credit Agreement and other Loan Documents. The failure to exercise the option to accelerate the maturity of this Note upon the happening of any one or more of the Events of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same or any other option at that time or at any subsequent time with respect to such uncured default or any other event of uncured default hereunder or under any other of the Loan Documents. The remedies of the holder hereof, as provided in this Note and in any other of the Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together, as often as occasion therefor shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of or impair, reduce, release or extinguish any of the rights or remedies of the holder hereof to exercise the foregoing option or any other option granted to the holder in this Note or in any other of the Loan Documents, at that time or at any subsequent time, or nullify any prior exercise of any such option.

         The undersigned and all other parties now or hereafter liable for the payment hereof, whether as endorser, surety or otherwise, except as provided in the Credit Agreement, severally waive demand, presentment, notice of dishonor, notice of intention to accelerate the indebtedness evidenced hereby, notice of the acceleration of the maturity hereof, diligence in collecting, grace, notice and protest, and consent to all extensions which from time to time may be granted by the holder hereof and to all partial payments hereon, whether before or after maturity.

         If this Note is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, the undersigned agrees to pay all costs of collection, including, but not limited to, reasonable attorneys' fees and expenses incurred by the holder hereof.

         All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the holder hereof exceed the maximum amount permissible under applicable law. If from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned and the holder hereof.

         This Note may be prepaid only in accordance with the terms of the Credit Agreement.

         The loan transaction evidenced hereby shall not be governed by, or be subject to, Chapter 15 or Chapter 346 of the Texas Credit Code or Chapter 303 of the Texas Finance Code.

         EXCEPT WHERE FEDERAL LAW IS APPLICABLE (INCLUDING, WITHOUT LIMITATION, ANY FEDERAL USURY CEILING OR OTHER FEDERAL LAW WHICH, FROM TIME TO TIME, IS APPLICABLE TO THE INDEBTEDNESS EVIDENCED HEREIN AND WHICH PREEMPTS STATE USURY
LAWS), THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE.

         THIS NOTE, TOGETHER WITH THE CREDIT AGREEMENT AND EACH OTHER LOAN DOCUMENT REFERENCED HEREIN OR THEREIN, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE LOAN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       CRESCENT DEVELOPMENT MANAGEMENT CORP.,
                                       a Delaware corporation



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------